UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.               )

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EARTHLINK, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EARTHLINK, INC.
1375 Peachtree Street, NW
Atlanta, Georgia 30309
(404) 815-0770

March 30, 2006

Dear Stockholders:

You are cordially invited to attend the 2006 Annual Meeting of Stockholders of EarthLink, Inc. (“EarthLink”), which will be held at 3:00 p.m. (local time) on Tuesday, May 2, 2006, at EarthLink’s offices at 1375 Peachtree Street, NW, Atlanta, Georgia (the “Annual Meeting”).

The principal business of the Annual Meeting will be (i) the election of Class I directors, (ii) the approval of the EarthLink 2006 Equity and Cash Incentive Plan and (iii) the ratification of the appointment by EarthLink’s Audit Committee of the Board of Directors of Ernst & Young LLP as EarthLink’s independent registered public accounting firm for the year ending December 31, 2006. We will also review our results for the past fiscal year and report on significant aspects of our operations during the first quarter of 2006.

If you do not attend the Annual Meeting, you may vote your shares in any of three ways—by mail, by telephone or by Internet. The enclosed proxy card materials provide you with details on how to vote by these three methods. Whether or not you plan to attend the Annual Meeting, we encourage you to vote in the method that suits you best so that your shares will be voted at the Annual Meeting. If you decide to attend the Annual Meeting, you may revoke your proxy and personally cast your vote.

EarthLink is offering you the opportunity to receive future proxy statements and annual reports over the Internet. We encourage you to enroll in this program by following the instructions set forth in a separate letter enclosed with this Proxy Statement. You may continue to receive these materials through the mail, but by consenting to Internet delivery, you will assist EarthLink with its ongoing efforts to streamline operations and reduce costs.

Thank you, and we look forward to seeing you at the Annual Meeting or receiving your proxy vote.

Sincerely yours,

Robert M. Kavner
Chairman of the Board

EARTHLINK, INC.
1375 Peachtree Street, NW
Atlanta, Georgia 30309
(404) 815-0770

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The 2006 Annual Meeting of Stockholders of EarthLink, Inc. (“EarthLink”) will be held at 3:00 p.m. (local time), on Tuesday, May 2, 2006, at 1375 Peachtree Street, NW, Atlanta, Georgia. The meeting is called for the following purposes:

1.                To elect Class I directors for a three-year term;

2.                To approve the EarthLink 2006 Equity and Cash Incentive Plan;

3.                To ratify the appointment by EarthLink’s Audit Committee of the Board of Directors of Ernst & Young LLP as EarthLink’s independent registered public accounting firm for the year ending December 31, 2006; and

4.                To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on March 15, 2006 as the record date for the purpose of determining the stockholders who are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof.

By order of the Board of Directors,

Robert M. Kavner
Chairman of the Board

Atlanta, Georgia

March 30, 2006

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. IF YOU ARE UNABLE TO BE PRESENT AT THE MEETING, PLEASE VOTE YOUR SHARES BY MAIL WITH THE ENCLOSED PROXY CARD, BY TELEPHONE OR BY INTERNET SO THAT YOUR SHARES WILL BE REPRESENTED. IF YOU WISH, YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

EARTHLINK, INC.
1375 Peachtree Street, NW
Atlanta, Georgia  30309

PROXY STATEMENT

For the Annual Meeting of Stockholders
to be held May 2, 2006

This Proxy Statement is furnished by and on behalf of the Board of Directors (the “Board of Directors”) of EarthLink, Inc. (“EarthLink”) in connection with the solicitation of proxies for use at the 2006 Annual Meeting of Stockholders of EarthLink to be held at 3:00 p.m. (local time) on Tuesday, May 2, 2006, at EarthLink’s offices at 1375 Peachtree Street, NW, Atlanta, Georgia, and at any adjournments or postponements thereof (the “Annual Meeting”). This Proxy Statement and the enclosed proxy card will be mailed on or about March 30, 2006 to EarthLink’s stockholders of record (the “Stockholders”) on the Record Date, as defined below.

THE BOARD OF DIRECTORS URGES YOU TO VOTE YOUR SHARES BY ANY OF THE THREE AVAILABLE METHODS—BY MAIL, BY TELEPHONE OR BY INTERNET. IF YOU VOTE BY MAIL, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE.

YOUR VOTE IS IMPORTANT!

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

General

Proxies will be voted as specified by the Stockholder or Stockholders granting the proxy. Unless contrary instructions are specified, if the enclosed proxy card is executed and returned (and not revoked) prior to the Annual Meeting, the shares of common stock, $0.01 par value per share, of EarthLink (the “Common Stock”) represented thereby will be voted FOR the proposals set forth in this Proxy Statement. The submission of a signed proxy will not affect a Stockholder’s right to attend and to vote in person at the Annual Meeting. A Stockholder who executes a proxy may revoke it at any time before it is voted by filing with the Secretary of EarthLink either a written revocation or an executed proxy bearing a later date or by attending and voting in person at the Annual Meeting. If you hold your shares of Common Stock (“Shares”) in a brokerage account or through another nominee, you are the beneficial owner of those Shares but not the record holder and you will need to obtain a “legal proxy” from the record holder to attend and vote at the Annual Meeting.

Only holders of record of Common Stock as of the close of business on March 15, 2006 (the “Record Date”) will be entitled to vote at the Annual Meeting. Holders of Shares authorized to vote are entitled to cast one vote per Share on all matters voted upon at the Annual Meeting. As of the close of business on the Record Date, there were 131,542,807 Shares issued and outstanding.

Quorum Required

According to EarthLink’s Amended and Restated Bylaws, the holders of a majority of the Shares entitled to be voted must be present or represented by proxy to constitute a quorum. Each outstanding Share is entitled to one vote on all matters. For purposes of the quorum and the discussion below regarding the vote necessary to take Stockholder action, the Stockholders who are present at the Annual Meeting in person or by proxy and who abstain from voting are considered Stockholders who are present and entitled to vote and they count toward quorum. Abstentions and shares of record held by a broker or its nominee that are voted on any matter are included in determining whether a quorum is present. Broker shares that are not voted on any matter will not be included in determining whether a quorum is present.

Vote Required

Under rules of self-regulatory organizations governing brokers, brokers holding shares of record for customers generally are entitled to vote on routine matters without voting instructions from their customers. The election of directors and the ratification of the appointment of Ernst & Young LLP are considered routine matters. On non-routine matters, brokers must obtain voting instructions from customers. If a broker does not receive voting instructions from a customer on non-routine matters and accordingly does not vote on these matters, this is called a broker non-vote. The approval of the 2006 Equity and Cash Incentive Plan is a non-routine matter.

Under Delaware law, directors are elected by a plurality of the votes of the Shares entitled to vote and present in person or represented by proxy at a meeting at which a quorum is present. Only votes actually cast will be counted for the purpose of determining whether a particular nominee received more votes than the persons, if any, nominated for the same seat on the Board of Directors. A Stockholder may withhold votes from any or all nominees by notation on the proxy card. Except to the extent that a Stockholder withholds votes from any or all nominees, the persons named in the proxy card, in their sole discretion, will vote such proxy for the election of the nominees listed below as directors of EarthLink. Abstentions will have no effect on the outcome of the election of directors.

With respect to the proposals to be voted upon at the Annual Meeting, approving the 2006 Equity and Cash Incentive Plan and ratifying the appointment of Ernst & Young LLP each require the affirmative vote of a majority of the Shares present or represented and entitled to vote at the Annual Meeting to be approved. Abstentions will have the same effect as a vote against these proposals.

With respect to any other matters that may come before the Annual Meeting, if proxies are executed and returned, such proxies will be voted in a manner deemed by the proxy representatives named therein to be in the best interests of EarthLink and its Stockholders.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors

EarthLink’s Second Restated Certificate of Incorporation provides that EarthLink shall have at least two and not more than 17 directors, with the exact number to be fixed by resolution of the Board of Directors from time to time or by a majority vote of the stockholders entitled to vote on directors. The current size of the Board of Directors is fixed at eight, and EarthLink currently has eight directors. The Board of Directors held nine meetings in 2005. During 2005, each of the members of EarthLink’s Board of Directors attended at least 75% of the aggregate number of (i) meetings of the Board of Directors and (ii) meetings held by all committees of the Board of Directors on which the director served.

As established in its Second Restated Certificate of Incorporation, EarthLink’s Board of Directors is divided into three classes, designated as Class I, Class II and Class III, which classes are to have as nearly equal number of directors as possible. The current eight-member Board of Directors consists of three Class I members, two Class II members and three Class III members. The term for each class is three years, which expires at the third succeeding Annual Meeting of Stockholders after the respective class election. The term for our Board of Directors’ Class I directors expires at this year’s Annual Meeting.

Nominees Standing for Election

The Board of Directors has nominated Marce Fuller, Robert M. Kavner and Thomas E. Wheeler for election as Class I directors to the Board of Directors at the Annual Meeting, each to serve until the 2009 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

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Set forth below is certain biographical information furnished to EarthLink by the directors standing for election at the Annual Meeting:

Marce Fuller—Class I Director

Age: 45

Ms. Fuller has served on our Board of Directors since October 2001. She was the President and Chief Executive Officer of Mirant Corporation (“Mirant”), a U.S. marketer of power and natural gas, from July 1999 to September 30, 2005, and served as a member of Mirant’s Board of Directors until January 2, 2006. From September 1997 to July 1999, Ms. Fuller served as President and Chief Executive Officer of the Mirant Americas Energy Marketing division of Mirant. From May 1996 to September 1997, Ms. Fuller was Senior Vice President of Mirant’s North American operations and business development, and from February 1994 to May 1996, she was Mirant’s Vice President for domestic business development. Mirant emerged from bankruptcy protection on January 2, 2006 and continues to operate as an ongoing business. Ms. Fuller serves on the Board of Directors of Curtiss-Wright Corporation, Benevolink, the President’s International Board of Advisors of the Philippines and the Leadership Board of the College of Engineering, University of Alabama.

Robert M. Kavner—Class I Director

Age: 62

Mr. Kavner has served on our Board of Directors since February 2001 and has been Chairman of the Board of Directors since March 2005. He was a member of the Board of Directors of EarthLink Network, Inc. (“EarthLink Network”) until its merger with MindSpring Enterprises, Inc. (“MindSpring”) in February 2000. Since 1995, Mr. Kavner has been a venture capital investor in technology companies and currently serves as a member of the Board of Directors of Idealab, Inc., Shop.com, Pandora Media and IronPort Systems. From January 1996 through December 1998, he served as President and Chief Executive Officer of On Command Corporation, a provider of on-demand video for the hospitality industry. From 1984 to 1994, Mr. Kavner held several senior management positions at AT&T including Senior Vice President and Chief Financial Officer, Chief Executive Officer of the Multimedia Products and Services Group, and Chairman of AT&T Venture Capital Group. Mr. Kavner also served as a member of AT&T’s Executive Committee.

Thomas E. Wheeler—Class I Director

Age: 59

Mr. Wheeler has served on our Board of Directors since July 2003. Mr. Wheeler is a managing director of Core Capital Partners, a venture capital fund, and President and Chief Executive Officer of Shiloh Group, LLC, a strategy development and private investment company specializing in telecommunications services. From 1992 through October 2003, Mr. Wheeler served as the President and Chief Executive Officer of the Cellular Telecommunications & Internet Association. Mr. Wheeler serves on the Board of Trustees of the John F. Kennedy Center for Performing Arts, having been appointed to such position by Presidents Clinton and Bush. Mr. Wheeler is also President of the Foundation for the National Archives. Mr. Wheeler serves on the Board of Directors of WiderThan Co. Ltd., the Public Broadcasting Service and HELIO, Inc., the management company of HELIO LLC (collectively, “HELIO”). HELIO is a joint venture formed by EarthLink and SK Telecom Co., Ltd. (“SK Telecom”) to market mobile communications services and handsets to consumers in the U.S.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED ABOVE.

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Directors Not Standing for Election

Below is certain biographical information furnished to EarthLink by each of the directors that is not subject to a vote at the Annual Meeting:

Terrell B. Jones—Class II Director

Age: 58

Mr. Jones has served on our Board of Directors since October 2003. Mr. Jones currently is a self-employed consultant. Mr. Jones served as President and Chief Executive Officer of Travelocity.com Inc., a provider of online travel reservation capabilities, from January 1998 through May 2002. Mr. Jones served as a director of Travelocity.com Inc. from March 2000 through May 2002. Prior to that time, Mr. Jones served in a number of executive officer positions with Sabre Inc. and Sabre Holdings Corporation, including Chief Information Officer. Mr. Jones is managing partner of Essential Ideas, a consulting firm, and also serves as a special venture partner of General Catalyst Partners, a venture capital firm. Mr. Jones is Chairman of Kayak Software Corp and a member of the Board of Directors of Rearden Commerce, Inc.

Linwood A. Lacy, Jr.—Class II Director

Age: 60

Mr. Lacy has served on our Board of Directors since February 2000 when EarthLink Network merged with MindSpring and was a member of the Board of Directors of EarthLink Network from June 1996 until its merger with MindSpring. Mr. Lacy currently is a private investor. Mr. Lacy was the Chairman of 4Sure.com, Inc. from June 1998 to July 2001. From October 1996 to October 1997, he served as President and Chief Executive Officer of Micro Warehouse Incorporated. From 1985 to May 1996, he served as the Co-Chairman and Chief Executive Officer of Ingram Micro, Inc., a microcomputer products distributor and a then wholly-owned subsidiary of Ingram Industries Inc. From December 1993 to June 1995, Mr. Lacy was also President of Ingram Industries Inc. From June 1995 until April 1996, he was President and Chief Executive Officer of Ingram Industries Inc., and from April 1996 to May 1996, he served as its Vice Chairman. Mr. Lacy serves as a member of the Board of Directors of Ingram Industries Inc. and Netgear, Inc. and is Chairman of EVault, Inc.

Charles G. Betty—Class III Director

Age: 49

Mr. Betty is our President and Chief Executive Officer and a member of our Board of Directors, and has served in those positions since February 2000 when EarthLink Network merged with MindSpring. Mr. Betty served as President, Chief Operating Officer and as a director of EarthLink Network from January 1996 until May 1996 when he was named President and Chief Executive Officer of EarthLink Network, serving in each capacity until its merger with MindSpring. From February 1994 to January 1996, Mr. Betty was a strategic planning consultant. From September 1989 to February 1994, Mr. Betty served as President, Chief Executive Officer and a director of Digital Communications Associates, Inc., a network connectivity provider. Mr. Betty serves on the Board of Directors of Global Payments Inc., Equifax Inc. and HELIO, EarthLink’s joint venture with SK Telecom.

Sky D. Dayton—Class III Director

Age: 34

Mr. Dayton is the Chief Executive Officer and a member of the Board of Directors of HELIO, EarthLink’s joint venture with SK Telecom. Mr. Dayton founded EarthLink Network in May 1994, serving as Chief Executive Officer from the company’s inception until May 1996; as executive Chairman until February 2000; and as non-executive Chairman of EarthLink from August 2000 until March 2005. Mr. Dayton is the founder or co-founder of several other companies, including Boingo Wireless, Inc.

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(“Boingo”) where he serves as non-executive Chairman. He is a member of the Board of Directors of Business.com, Inc. and eCompanies, LLC; a founding partner of eCompanies Venture Group, LP; and a partner in Evercore Ventures. Mr. Dayton serves on the advisory boards of Mitsui & Co. and the Center for Public Leadership at the John F. Kennedy School of Government at Harvard University.

William H. Harris, Jr.—Class III Director

Age: 50

Mr. Harris has served on our Board of Directors since October 2003. Mr. Harris currently is a private investor. From October 1999 through March 2000, Mr. Harris served as Chief Executive Officer of PayPal, Inc. From December 1993 through September 1999, Mr. Harris served as the Executive Vice President and then subsequently as Chief Executive Officer of Intuit Inc. Mr. Harris serves as a member of the Board of Directors of Global Cash Access Holdings, Inc., WebSideStory, Inc. and several privately-held corporations.

Committees of the Board of Directors

EarthLink has the following standing committees of its Board of Directors: Compensation Committee, Audit Committee, Corporate Governance and Nominating Committee and Finance Committee (formerly known as the Investment Committee). Each committee has a charter which is available for review at the following website, www.earthlink.net. The charters may be found by clicking “About Us,” then “Investor Relations” and then “Corporate Governance.”

Compensation Committee

The Compensation Committee presently consists of the following non-management directors: Mr. Lacy (Chairperson), Mr. Harris and Mr. Wheeler. The Compensation Committee met six times during the year ended December 31, 2005. The Compensation Committee establishes and approves cash and long-term incentive compensation for executive officers of EarthLink. The Compensation Committee also administers EarthLink’s equity-based compensation plans and deferred compensation plan. EarthLink’s Board of Directors has determined that the members of our Compensation Committee are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. (“NASD”) Listing Standards for Nasdaq-listed companies.

Audit Committee

The Audit Committee presently consists of Ms. Fuller (Chairperson), Mr. Jones and Mr. Kavner. The Audit Committee met nine times during the year ended December 31, 2005. The Audit Committee is responsible for selecting EarthLink’s independent registered public accounting firm, reviewing the results and scope of audits and other services provided by EarthLink’s independent registered public accounting firm, reviewing the results and scope of audits performed by EarthLink’s internal auditing department, and reviewing and evaluating EarthLink’s financial reporting and disclosure processes and internal control functions, including management’s evaluation of EarthLink’s internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002. The Board of Directors has determined that the members of our Audit Committee are independent as defined in Rules 4200(a)(15) and 4350(d) of the NASD Listing Standards for Nasdaq-listed companies and Sections 10A(m)(3)(a) and (B) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, the Board of Directors has determined that all members of our Audit Committee are financially literate as prescribed by the NASD Listing Standards and that Mr. Kavner is an “audit committee financial expert,” within the meaning of the regulations promulgated by the Securities and Exchange Commission (“SEC”). No member of the Audit Committee received any payments in 2005 from EarthLink or its subsidiaries other than compensation received as a director of EarthLink.

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Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee presently consists of Mr. Kavner (Chairperson), Ms. Fuller, Mr. Harris, Mr. Jones, Mr. Lacy and Mr. Wheeler. The Corporate Governance and Nominating Committee met four times during the year ended December 31, 2005. The Corporate Governance and Nominating Committee is responsible for overseeing EarthLink’s corporate governance principles, guidelines and practices, and identifying, nominating, proposing and qualifying nominees for open seats on the Board of Directors. EarthLink’s Board of Directors has determined that the members of our Corporate Governance and Nominating Committee are independent as defined in Rule 4200(a)(15) of the NASD Listing Standards for Nasdaq-listed companies.

Finance Committee

During the year ended December 31, 2005, the Finance Committee (formerly known as the Investment Committee) consisted of Mr. Betty, Mr. Dayton, Mr. Lacy and Mr. Wheeler. In 2005, the Finance Committee was responsible for reviewing, analyzing and making determinations regarding material investments by EarthLink in other companies. The Committee met three times during the year ended December 31, 2005.

In January 2006, the Committee changed its name from the Investment Committee to the Finance Committee and expanded its responsibilities to include reviewing and evaluating strategic decisions regarding a material expansion of or exit from existing lines of business, entry into new lines of business proposed to be made by EarthLink, acquisitions of businesses and assets, and in some cases, making recommendations regarding proposed investments and strategic decisions to the Board of Directors for its consideration and approval. In addition, the Finance Committee revised its charter to require that at least a majority of its members be independent directors. The Finance Committee presently consists of Mr. Kavner (Chairperson), Mr. Betty, Mr. Lacy and Mr. Wheeler.

Corporate Governance Matters

Identifying and Evaluating Nominees

The Corporate Governance and Nominating Committee identifies nominees for director on its own as well as by considering recommendations from other members of the Board of Directors, officers and employees of EarthLink, and other sources that the Committee deems appropriate. The Corporate Governance and Nominating Committee also will consider stockholder recommendations for nominees for director subject to such recommendations being made in accordance with EarthLink’s Second Restated Certificate of Incorporation. In addition to the Corporate Governance and Nominating Committee’s charter, EarthLink has adopted Corporate Governance Guidelines that contain, among other matters, important information concerning the Corporate Governance and Nominating Committee’s responsibilities when identifying and evaluating nominees for director. You will find the charter and guidelines at www.earthlink.net by selecting the following links: “About Us,” then “Investor Relations” and then “Corporate Governance.”

As required by EarthLink’s Second Restated Certificate of Incorporation, any stockholder recommendation for a nominee for director to be voted upon at the 2007 Annual Meeting must be submitted in writing to EarthLink’s Corporate Secretary no later than 90 days in advance of our 2007 Annual Meeting, which tentatively is scheduled for May 1, 2007. In addition, the stockholder’s notice must include (i) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (ii) a representation that the stockholder is a holder of record of shares of EarthLink entitled to vote at the applicable meeting and intends to appear in person or by proxy at the applicable meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the stockholder and each nominee and any other person or

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persons (naming them) pursuant to which the nomination or nominations are to be made by the stockholder; (iv) all other information regarding each nominee proposed by the stockholder as would be required to be included in a proxy statement filed pursuant to the then-current proxy rules of the SEC if the nominees were to be nominated by the Board of Directors; and (v) the consent of each nominee to serve as a director of EarthLink if elected. These requirements are separate from the requirements that stockholders must meet to include proposals in the proxy materials for the 2007 Annual Meeting, discussed later in this Proxy Statement.

When evaluating prospective nominees, the Corporate Governance and Nominating Committee considers the current composition of the Board of Directors and the characteristics of each individual under consideration, including the individual’s competencies, experience, reputation, integrity, independence, potential for conflicts of interest and other qualities the committee deems appropriate. When considering a director standing for re-election as a nominee, in addition to the attributes described above, the Corporate Governance and Nominating Committee also considers that individual’s past contribution and future commitment to EarthLink. The Corporate Governance and Nominating Committee evaluates the totality of the merits of each prospective nominee that it considers and does not restrict itself by establishing minimum qualifications or attributes. Additionally, the Corporate Governance and Nominating Committee will continue to seek to populate the Board of Directors with a sufficient number of independent directors to satisfy Nasdaq listing standards and SEC requirements. The Corporate Governance and Nominating Committee will also seek to ensure that the Board of Directors, and consequently the Audit Committee, will have at least three independent members that satisfy Nasdaq financial and accounting experience requirements and at least one member who qualifies as an audit committee financial expert.

There is no difference in the manner by which the Corporate Governance and Nominating Committee evaluates prospective nominees for director based on the source from which the individual was first identified.

Stockholder Communications with the Board of Directors

We encourage stockholders to communicate with our Board of Directors by sending written correspondence to EarthLink, Inc., Attention: Chairperson of the Corporate Governance and Nominating Committee, 1375 Peachtree Street, NW, Mail Stop 1A7-14, Atlanta, Georgia, 30309. EarthLink does not screen correspondence for content but may screen regular incoming mail for security reasons. The Chairperson of the Corporate Governance and Nominating Committee and his duly authorized agents are responsible for collecting and organizing stockholder communications. Absent a conflict of interest, the Chairperson of the Corporate Governance and Nominating Committee is responsible for evaluating the materiality of each stockholder communication and determining which stockholder communications are to be presented to the full Board of Directors or other appropriate body.

Current Independent Directors and Executive Sessions

EarthLink’s Board of Directors has determined that Ms. Fuller and Messrs. Harris, Jones, Kavner, Lacy and Wheeler are independent as defined in Rule 4200(a)(15) of the NASD Listing Standards for Nasdaq-listed companies. The independent directors of the Board of Directors meet in executive session at least quarterly.

Policy Regarding Attendance at Annual Meetings

EarthLink has a policy encouraging directors to attend annual meetings. Six of the eight EarthLink directors were present at the 2005 Annual Meeting.

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Codes of Ethics

EarthLink has adopted a Code of Ethics for its Chief Executive Officer and Senior Financial Officers. EarthLink has also adopted a Code of Business Conduct and Ethics for directors, officers and employees. Copies of each of these codes may be found at the following website, www.earthlink.net. You will find the codes by selecting the following links: “About Us,” then “Investor Relations” and then “Corporate Governance.”

Corporate Governance and Nominating Committee Report

The Corporate Governance and Nominating Committee’s overall purposes are to (a) oversee EarthLink’s corporate governance principles, guidelines and practices, including compliance with EarthLink’s Code of Business Conduct and Ethics, and (b) identify, interview, qualify and nominate individuals to stand for election to or fill any vacant seats on the Board of Directors. The Corporate Governance and Nominating Committee of the Board of Directors is comprised entirely of independent directors.

The Corporate Governance and Nominating Committee operates under a written charter. During the past year, the Corporate Governance and Nominating Committee has reviewed and reassessed its charter and determined that the charter adequately and effectively defines the duties and responsibilities of the Corporate Governance and Nominating Committee.

Among the Corporate Governance and Nominating Committee’s activities during 2005 and to date in 2006 were the following:

•       Reviewing and implementing corporate governance principles for EarthLink and HELIO in connection with EarthLink’s investment in HELIO.

•       Selecting Mr. Kavner as the new Chairman of the Board of Directors to replace Mr. Dayton upon Mr. Dayton’s becoming the Chief Executive Officer of HELIO.

•       Rotating some members of the committees of the Board of Directors and appointing all of the independent directors to the Corporate Governance and Nominating Committee.

•       Identifying among the other directors persons who could serve as an audit committee financial expert in the event Mr. Kavner were no longer to serve on the Audit Committee.

Also, in connection with the Annual Meeting, the Corporate Governance and Nominating Committee reviewed each non-employee director’s independence and affirmed that each is independent based on the independence standards outlined in the NASD Listing Standards for Nasdaq-listed companies. Additionally, the Corporate Governance and Nominating Committee reviewed the qualifications of each of the Class I directors and determined that each nominee qualified for re-election at the Annual Meeting.

Submitted by: Corporate Governance and Nominating Committee
Robert M. Kavner (Chairperson)
Marce Fuller
William H. Harris, Jr.
Terrell B. Jones
Linwood A. Lacy, Jr.
Thomas E. Wheeler

The Corporate Governance and Nominating Committee Report does not constitute solicitation material and should not be deemed filed or incorporated by reference into any of EarthLink’s other filings under the Securities Act of 1933, as amended, or the Exchange Act, as amended, except to the extent that EarthLink specifically incorporates this report by reference therein.

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Director Compensation

During 2005, EarthLink paid each non-employee director an annual retainer of $25,000 for serving on the Board of Directors, paid semi-annually. EarthLink also paid each non-employee chairperson of the Board of Directors, Compensation Committee and Corporate Governance and Nominating Committee an additional annual retainer of $10,000 for serving in such capacity, payable semi-annually. Furthermore, EarthLink paid the chairperson of the Audit Committee an additional annual retainer of $20,000 for serving in such capacity, paid semi-annually. The independent director designated to serve on the Board of Directors of HELIO receives an additional $60,000 annual retainer, paid semi-annually.

During 2005, EarthLink paid each non-employee member of the Board of Directors and each committee $1,000 for each full Board of Directors and committee meeting he or she attends in person ($500 if he or she attends telephonically). EarthLink also reimburses directors for the expenses they incur in attending meetings of the Board of Directors or committees thereof. The independent director designated to serve on the Board of Directors of HELIO is paid $1,000 for each full HELIO Board of Directors and committee meeting he or she attends in person and $500 for each full HELIO Board of Directors and committee meeting he or she attends telephonically.

Non-employee directors receive an initial grant of options to purchase 15,000 shares of Common Stock when they join the Board of Directors. In addition, non-employee directors receive options to purchase 10,000 shares of Common Stock on the first business day of each year. These options are granted with an exercise price equal to the fair market value of the Common Stock on the date of grant, generally have a ten-year term and vest in 25% increments per year over a four-year period.

Each non-employee director also receives a grant of restricted stock units each year covering stock valued at $30,000 at the time of the grant. The first grant of restricted stock units was made in October 2003, and subsequent grants are made in July of each year. The restricted stock units vest over a four-year period or upon an earlier change in control, and upon vesting the director will receive shares of Common Stock. Directors may defer receipt of cash payments and stock to be received under restricted stock units in accordance with EarthLink’s Deferred Compensation Plan for Directors and Certain Key Employees (described elsewhere in this Proxy Statement). The independent director designated to serve on the Board of Directors of HELIO also has received an appreciation right for service on the HELIO Board of Directors. The appreciation right provides for a cash payment from EarthLink to the independent director based on the increase in value of 100,000 shares of HELIO common stock. The appreciation right vests in 25% increments per year over a four-year period and will vest in full in the event that EarthLink or HELIO has a change in control. Also, the independent director will be entitled to an additional 24 months of vesting if EarthLink terminates the independent director as its representative on the Board of Directors of HELIO without cause.

EarthLink pays certain program fees and associated travel expenses for each director to participate in relevant director education programs.

EarthLink does not pay additional compensation to directors who are full-time employees for their service as directors but does reimburse such employee directors for expenses incurred in attending meetings of the Board of Directors and its committees.

EarthLink’s 2006 director compensation policy remains as described above, except that the Chairman of the Board receives a retainer fee in an aggregate amount of $55,000 and does not receive separate retainer fees for serving as chairperson of any committees.

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EXECUTIVE OFFICERS

The executive officers of EarthLink serve at the discretion of the Board of Directors, and serve until they resign, are removed or are otherwise disqualified to serve, or until their successors are elected and qualified. EarthLink’s executive officers presently include: Charles G. Betty, Linda W. Beck, Donald B. Berryman, Samuel R. DeSimone, Jr., Kevin M. Dotts, Craig I. Forman, William S. Heys, Michael C. Lunsford, Christopher E. Putala and Kenneth J. Uhlig. The following sets forth biographical information for our executive officers who are not directors. Biographical information for Charles G. Betty, who is also a director, is provided in the section entitled “Proposal 1—Election of Directors—Directors Not Standing for Election” of this Proxy Statement.

Linda W. Beck—Executive Vice President and General Manager of Business Solutions

Age: 42

Ms.  Beck has served as our Executive Vice President and General Manager of Business Solutions since September 2005. Prior to that, Ms. Beck served as our Executive Vice President, Operations from September 2000 to September 2005. Following the merger of EarthLink Network and MindSpring in February 2000 and until September 2000, Ms. Beck served as Vice President, Engineering. She held similar positions at both MindSpring from February 1999 to February 2000 and Netcom from September 1996 to February 1999. Before joining Netcom in 1996, Ms. Beck served in a variety of positions at Sybase, GTE, Amdahl and the National Security Agency. Ms. Beck serves on the Board of Directors of Tellabs Inc.

Donald B. Berryman—Executive Vice President and President, Municipal Networks

Age: 47

Mr.  Berryman has served as our Executive Vice President and President, Municipal Networks since September 2005. Prior to that, Mr. Berryman served as our Executive Vice President, Customer Support from November 2002 to September 2005. Prior to that, from May 2000 to November 2002, Mr. Berryman served as the President and Chief Executive Officer of IdentityNow, Inc., a privately-held company which is the parent company of American Identity, Inc. Mr. Berryman served as the Senior Vice President of APAC Customer Services, Inc. from January 1997 to May 2001. From March 1993 to January 1997, Mr. Berryman served as Vice President and General Manager of APAC’s Service Solutions Group. Mr. Berryman also has served in executive positions at Ryder Truck Rental and USA TODAY.

Samuel R. DeSimone, Jr.—Executive Vice President, General Counsel and Secretary

Age: 46

Mr.  DeSimone has served as our Executive Vice President, General Counsel and Secretary since February 2000. Prior to that, Mr. DeSimone served in such capacities at MindSpring since November 1998. From September 1995 to August 1998, Mr. DeSimone served as Vice President of Corporate Development with Merix Corporation, a printed circuit board manufacturer. From June 1990 to August 1995, he was an associate attorney and a partner with Lane Powell Spears Lubersky of Portland, Oregon.

Kevin M. Dotts—Executive Vice President and Chief Financial Officer

Age: 42

Mr.  Dotts has served as our Executive Vice President and Chief Financial Officer since April 2004 and has served as our Principal Accounting Officer since April 2003. From July 2002 to April 2004, Mr. Dotts served as our Vice President, Finance. Prior to joining EarthLink, Mr. Dotts served as a Manager, Finance at GE Energy Services from August 1999 to July 2002 and as Vice President, Financial Planning and Analysis at NBC, a division of GE, from November 1997 to August 1999. Prior to joining

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NBC in November 1997, Mr. Dotts served in a variety of finance leadership positions at General Electric since 1987, including positions at GE Aerospace, GE Corporate Audit, and GE Advanced Materials, both domestically and internationally.

Craig I. Forman—Executive Vice President and President, Value Added Services

Age: 44

Mr.  Forman joined EarthLink as Executive Vice President and President, Value Added Services in March 2006. From February 2004 to December 2005, Mr. Forman was Vice President and General Manager of Media and Information at Yahoo! Inc. Prior to that, Mr. Forman was co-founder and Chief Executive Officer of Success Television and MyPrimeTime, Inc., a privately held television production company, from June 1999 to February 2004. Mr. Forman also has served as an operating executive at Time Warner Inc.’s CNN and Time Inc. divisions, as well as in a variety of executive and editorial positions at Dow Jones & Company, Inc. and Infoseek Corporation.

William S. Heys—Executive Vice President and President, Value and SME (Small to Medium Enterprises)

Age: 56

Mr.  Heys has served as our Executive Vice President and President, Value and SME (Small to Medium Enterprises) since September 2005. Prior to that, Mr. Heys served as our Executive Vice President, Sales from September 2000 to September 2005 and was Executive Vice President, Business Development and Business Services from February 2000 to September 2000. Prior to that, Mr. Heys served as Senior Vice President, Sales of EarthLink Network since August 1999 and was Vice President of EarthLink Network’s relationship with Sprint Nextel Corporation from January 1998 to August 1999. Prior to joining EarthLink Network, Mr. Heys founded and managed BHC & Associates, a technology industry consulting firm, from 1994 to January 1998. Prior to that, Mr. Heys served in a variety of executive sales and marketing management positions at IBM, Wang, Hayes Microcomputer Products and Digital Communications Associates, Inc.

Michael C. Lunsford—Executive Vice President and President, Access and Voice

Age: 38

Mr.  Lunsford has served as our Executive Vice President and President, Access and Voice since September 2005. Prior to that, Mr. Lunsford served as our Executive Vice President, Marketing and Products from March 2004 to September 2005. Prior to that, Mr. Lunsford served as our Executive Vice President, Products from April 2002 to March 2004 and as our Executive Vice President, Strategic Brand Marketing from August 2001 to April 2002. Mr. Lunsford served as Executive Vice President, Broadband Services from February 2000 to August 2001, and in that same role for EarthLink Network from November 1999 until its merger with MindSpring in February 2000. Prior to that, Mr. Lunsford was EarthLink Network’s Vice President of Special Projects, a position he held from the beginning of his employment with EarthLink Network in March of 1999. Before joining EarthLink Network, Mr. Lunsford was a Director with Scott, Madden & Associates, a management consulting firm, from 1995 to 1999. Prior to that, Mr. Lunsford worked for Andersen Consulting.

Christopher E. Putala—Executive Vice President, Public Policy

Age: 44

Mr.  Putala has served as our Executive Vice President, Public Policy since August 2005. From February 2004 to July 2005, Mr. Putala was the principal of PutalaStrategies, a public policy consulting

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firm providing government relations services to telecommunications and technology clients. From August 1998 to January 2004, he served as the vice president for congressional affairs at the Cellular Telecommunications & Internet Association. From 1989 to August 1998, Mr. Putala served as a senior staff member on the Senate Judiciary Committee.

Kenneth J. Uhlig—Executive Vice President, Human Resources

Age: 57

Mr.  Uhlig has served as our Executive Vice President, Human Resources since November 2004. From January 2003 to November 2004, Mr. Uhlig served as our Vice President, Human Resources. From October 1998 to October 2002, Mr. Uhlig served as Senior Vice President, Human Resources for Equant NV/France Telecom. Prior to that, Mr. Uhlig was an international human resources executive with Nortel Networks from June 1985 to October 1998, where he held a variety of positions in the U.S., Canada, Asia, and his last position as Vice President, Human Resources, Europe. Mr. Uhlig worked for NCR Corporation from March 1977 to June 1985 where he held a variety of human resources management roles in their computer, terminal and semiconductor operations.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Exchange Act requires EarthLink’s directors, executive officers and persons who own beneficially more than 10% of EarthLink’s Common Stock to file reports of ownership and changes in ownership of such stock with the SEC and the NASD. These persons are also required by SEC regulations to furnish EarthLink with copies of all such forms they file. To EarthLink’s knowledge, based solely on a review of the copies of such reports furnished to EarthLink and written representations that no other reports were required, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis for the year ended December 31, 2005, except that Form 4s reporting the vesting of a portion of restricted stock units were filed three days late for Ms. Fuller and Messrs. Dayton, Harris, Jones, Kavner, Lacy and Wheeler as a result of an administrative oversight.

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Beneficial Ownership of Common Stock

The following table sets forth information concerning the beneficial ownership of our issued and outstanding Common Stock by (i) those persons known by management of EarthLink to own beneficially more than 5% of EarthLink’s issued and outstanding Common Stock, (ii) the directors of EarthLink, (iii) the executive officers identified as “Named Executive Officers” in the Summary Compensation Table on page 23 of this Proxy Statement, and (iv) all directors and officers of EarthLink as a group. Except as otherwise indicated in the footnotes below, such information is provided as of February 28, 2006. According to rules adopted by the SEC, a person is the “beneficial owner” of securities if he or she has or shares the power to vote them or to direct their investment or has the right to acquire beneficial ownership of such securities within 60 days through the exercise of an option, warrant or right, the conversion of a security or otherwise.

	Amount and
	Nature of
	Beneficial		Percent
Name and Address of Beneficial Owners (1)	Ownership (2)		of Class
Donald B. Berryman	89,374	(3)	*
Charles G. Betty	1,344,466	(4)	1.0%
Sky D. Dayton	2,383,702	(5)	1.8%
Kevin M. Dotts	129,999	(6)	*
Marce Fuller	67,364	(7)	*
William H. Harris, Jr.	17,519	(8)	*
William S. Heys	460,574	(9)	*
Terrell B. Jones	17,519	(10)	*
Robert M. Kavner	118,225	(11)	*
Linwood A. Lacy, Jr.	536,351	(12)	*
Michael C. Lunsford	434,474	(13)	*
Thomas E. Wheeler	17,519	(14)	*
American Century Companies, Inc.	9,803,445	(15)	7.5%
Barclays Global Investors, N.A.	15,368,077	(16)	11.7%
LSV Asset Management	7,138,908	(17)	5.4%
Putnam LLC d/b/a Putnam Investments	9,012,727	(18)	6.9%
Steel Partners, LLC	7,063,629	(19)	5.4%
All directors and executive officers as a group (16 persons)	6,342,703	(20)	4.8%

              *  Represents beneficial ownership of less than 1.0% of our Common Stock.

    (1)  Except as otherwise indicated by footnote below or in any applicable Schedule 13G, (i) the named person has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned, and (ii) the address of the named person is that of EarthLink.

    (2)  Beneficial ownership is determined in accordance with the rules of the SEC based on factors such as voting and investment power with respect to shares of Common Stock.

    (3)  Represents options to purchase 89,374 shares of Common Stock.

    (4)  Includes options to purchase 1,005,299 shares of Common Stock.

    (5)  Includes 2,328,702 shares of Common Stock held indirectly through The Dayton Family Trust of 1999, of which Mr. Dayton is a trustee. Also includes options to purchase 55,000 shares of Common Stock.

    (6)  Represents options to purchase 129,999 shares of Common Stock.

    (7)  Includes options to purchase 60,000 shares of Common Stock and a deemed investment in 2,519 shares of Common Stock pursuant to EarthLink’s Deferred Compensation Plan for Directors and Certain Key Employees (described elsewhere in this Proxy Statement).

    (8)  Includes options to purchase 15,000 shares of Common Stock.

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    (9)  Includes options to purchase 454,048 shares of Common Stock.

(10)  Represents options to purchase 15,000 shares of Common Stock and a deemed investment in 2,519 shares of Common Stock pursuant to EarthLink’s Deferred Compensation Plan for Directors and Certain Key Employees (described elsewhere in this Proxy Statement).

(11)  Includes options to purchase 60,000 shares of Common Stock.

(12)  Includes options to purchase 55,000 shares of Common Stock and a deemed investment in 11,301 shares of Common Stock pursuant to EarthLink’s Deferred Compensation Plan for Directors and Certain Key Employees (described elsewhere in this Proxy Statement).

(13)  Represents options to purchase 434,474 shares of Common Stock.

(14)  Includes options to purchase 15,000 shares of Common Stock.

(15)  Represents beneficial ownership as of December 31, 2005, according to the Schedule 13G/A filed by American Century Companies, Inc. on February 14, 2006. The address for American Century Companies, Inc. is 4500 Main Street, 9th Floor, Kansas City, MO, 64111.

(16)  Represents beneficial ownership as of December 31, 2005 according to the Schedule 13G filed by Barclays Global Investors, NA, on January 26, 2006. The address for Barclays Global Investors, NA is 45 Fremont Street, San Francisco, CA, 94105.

(17)  Represents beneficial ownership as of December 31, 2005 according to the Schedule 13G filed by LSV Asset Management on February 10, 2006. The address for LSV Asset Management is 1 N. Wacker Drive, Suite 4000, Chicago, IL 60606.

(18)  Represents beneficial ownership as of December 31, 2005 according to the Schedule 13G filed by Putnam LLC on February 10, 2006. The address for Putnam LLC is One Post Office Square, Boston, MA 02109.

(19)  Represents beneficial ownership as of September 13, 2005 according to the Schedule 13D filed by Steel Partners, LLC on September 20, 2005. The address for Steel Partners, LLC is 590 Madison Avenue, 32nd Floor, New York, NY 10022.

(20)  Includes options and warrants to purchase an aggregate of 3,113,380 shares of Common Stock and includes deemed investments in 16,339 shares of Common Stock pursuant to EarthLink’s Deferred Compensation Plan for Directors and Certain Key Employees (described elsewhere in this Proxy Statement).

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EXECUTIVE COMPENSATION

Pursuant to SEC rules for proxy statement disclosure of executive officer compensation, the Compensation Committee of the Board of Directors of EarthLink has prepared the following Report on Executive Officer Compensation. The Compensation Committee intends that this report clearly describe the current executive officer compensation program of EarthLink, including the underlying philosophy of the program and the specific performance criteria on which executive officer compensation is based. This report also discusses in detail the compensation paid to EarthLink’s Chief Executive Officer.

Compensation Committee Report on Executive Officer Compensation

This report by the Compensation Committee of the Board of Directors (the “Committee”) discusses the Committee’s compensation objectives and policies applicable to EarthLink’s executive officers. The report reviews the Committee’s policy generally with respect to the compensation of all executive officers as a group for the year ended December 31, 2005, as reported in the Summary Compensation Table located on page 23 of this Proxy Statement. The Committee is comprised entirely of independent directors. The Committee also administers EarthLink’s equity-based compensation plans and deferred compensation plan.

General Compensation Philosophy

The Committee consists of three non-employee directors, Mr. Lacy (Chairperson), Mr. Harris and Mr. Wheeler. The Committee is responsible for establishing cash and long-term incentive compensation for executive officers of EarthLink. EarthLink’s compensation policies are intended to create a direct relationship between the level of compensation paid to executives, EarthLink’s current and long-term level of performance and each executive’s individual performance level. The Committee believes that this relationship is best implemented by providing a compensation package of separate components, all of which are designed to enhance EarthLink’s overall performance. The components are base salary, short-term cash compensation in the form of annual bonuses and long-term incentive compensation in the form of stock options and restricted stock units. The Committee attempts to target base salary and total compensation levels around a market median.

To ensure that EarthLink’s compensation programs are properly benchmarked, the Committee for 2005 compared EarthLink’s compensation practices to compensation data of survey groups prepared by third-party consultants engaged by EarthLink and by the Committee.

For 2005, a third-party consultant was engaged by EarthLink to conduct a competitive market review of base salary, total annual cash compensation (base salary plus annual incentives) and target annual incentive levels of this survey group in order to establish base salaries and annual incentives for EarthLink’s executive officers (other than for the Chief Executive Officer whose compensation was determined as described under “Compensation of our Chief Executive Officer” below). This group consists primarily of technology and telecommunications companies similar in size to EarthLink ($1.4 billion in annual revenues). Based on the latest data available to the Committee when it established base salaries and annual incentives for 2005, total annual cash compensation for EarthLink’s executive officer group was approximately 92% of the market median of this compensation survey group for 2005.

Base Salaries

The base salaries for EarthLink’s executive officers (other than the Chief Executive Officer, whose base salary is described below) for the year ended December 31, 2005 were generally established in January 2005 by considering the performance and contribution of each officer and by comparing base salaries offered for similar positions by taking into account the compensation survey group information referred to above. Based on this information, total base salaries for EarthLink’s executive officer group (including the Chief Executive Officer) were approximately 92% of the market median for 2005.

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Short-Term Annual Bonuses

Annual bonuses established for the executive officers are intended to provide an incentive for advancing EarthLink’s performance in the short term. The Committee establishes target bonus opportunity levels for the executive officers at the beginning of the year based on predetermined goals such as revenue and profitability. Except in the case of the Chief Executive Officer, the executive officer bonus plan adopted by the Compensation Committee in February 2005 provided for executive officers to have bonus target opportunities of 50% to 60% of their eligible earnings, which amount would be multiplied by a bonus payout percentage. The bonus payout percentage, if any, ranges from threshold (50%), target (100%) and maximum (150%), depending on EarthLink’s performance in 2005 in the areas of (i) profitability, revenue, total advertising, content and commerce (ACC) and value added services (VAS) revenues, (ii) support for EarthLink’s HELIO wireless services joint venture with SK Telecom and (iii) product innovation and adoption. The bonus plan also contained an individual performance factor to be taken into account when allocating bonuses to each individual. In January 2006, the Committee reviewed EarthLink’s actual performance in 2005 against the performance goals and approved a bonus payout at approximately 99% of the target bonus potential. This compares to bonus payout levels of approximately 93% in 2004, 93% in 2003, 66% in 2002 and 75% in 2001. EarthLink’s bonus payout levels have increased over this period in light of EarthLink’s improved overall operating results.

Long-Term Incentive Compensation

EarthLink’s long-term incentive compensation plan for its executive officers is based on EarthLink’s equity incentive plans. These plans promote ownership of EarthLink’s Common Stock, which, in turn, provides a common interest between the stockholders of EarthLink and the executive officers of EarthLink. In establishing a long-term incentive compensation plan, the Committee concluded that any compensation received under such plans should be directly linked to the performance of EarthLink, as reflected by increases in the price of its Common Stock, and the contribution of the individual thereto. The Committee’s general policy with respect to stock options has been to make regular grants of options. Stock options have an exercise price equal to the fair market value of the shares on the date of grant and, to encourage a long-term perspective, have an exercise period of 10 years and vest over four years.

EarthLink’s long-term incentive compensation plan also includes a provision to issue performance accelerated stock options to certain executive-level employees to promote achievement of specific business goals over a defined period of time. Such a grant was made in 2005 as an incentive for performance in the areas of voice revenues, ACC/VAS revenues, subscribers, and free cash flow (a measure not calculated in accordance with U.S. generally accepted accounting principles “GAAP”) with targets to be achieved within two years from the date of the grant. These options vest upon the earlier of achievement of the targets or six years from the date of the grant.

The Committee’s policy also includes occasional special grants of options at the discretion of the Committee, and such options are typically granted every 12 to 18 months. A special grant was made in September 2005 in lieu of the special grant planned for January 2006. This grant included substantially all eligible employees.

In addition, EarthLink may grant restricted stock units under its equity incentive plans. The restricted stock units are granted based upon the fair market value of the shares on the date of the grant and, to support retention and provide incentives for employee performance, generally vest over four to six years, and may also contain provisions whereby the achievement of performance criteria result in accelerated vesting.

The number of options and restricted stock units granted to executive officers is determined by the Committee, which is charged with administering the equity incentive plans.

In 2003, EarthLink implemented a deferred compensation plan, described on page 19 of this Proxy Statement, to allow directors, executive officers and other key employees to defer the receipt of designated

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cash compensation and Common Stock payable pursuant to restricted stock units. Only directors and certain key employees are eligible to participate in the deferred compensation plan.

The Committee has focused on managing the amount of equity-based awards in recent years in light of institutional shareholder interest in burn rate and dilution and the expected mandatory expensing of stock options. Consequently, the Committee adopted a policy in early 2004 that reduced the maximum amount of options and other equity awards each employee level is entitled to be granted, reduced the number of employees eligible to receive equity-based awards, and reduced the quantities of options and other equity awards granted to eligible employees at the date of hire.

Compensation of our Chief Executive Officer

The compensation of our Chief Executive Officer is governed primarily by an employment agreement, the material terms of which are described below in this Proxy Statement. In October 2005, the Committee conducted a review of Mr. Betty’s employment agreement and acted to extend Mr. Betty’s employment agreement until July 1, 2008. As part of this review, the Committee increased Mr. Betty’s salary, effective July 1, 2005, from $700,000 to $725,000, maintained his target bonus opportunity for 2005 at 75%, and effective January 1, 2006, allowed for a maximum target bonus opportunity of 150% of his eligible earnings (as that term is defined in the EarthLink bonus plan and payroll policies) for superior performance if applicable bonus criteria are met. This maximum target bonus opportunity of 150% of eligible earnings represented an increase from the previous maximum of 112%. The Committee also granted Mr. Betty options to acquire 500,000 shares of Common Stock with a four-year vesting schedule.

Prior to establishing these new salary and target bonus levels and granting the stock options, the Committee reviewed survey information prepared by a third-party consultant engaged by the Committee. The survey included information about a peer group of 12 companies in the Internet Software and Services, Diversified Telecom, and Wireless industry sectors, with revenues ranging from $440 million to $13 billion. Comparisons were reviewed for this peer group for base salary, total annual cash compensation (including annual incentives) and total direct compensation (total annual cash compensation plus the expected value of long-term incentives).

This information indicated that Mr. Betty’s adjusted compensation was as a percentage of the median for this peer group approximately 98% for base salary, 98% for total annual cash compensation paid and 65% for total direct compensation. In its deliberations on those items, the Committee took into account not only compensation information for chief executive officers of the group but also EarthLink’s improving results of operations. The Committee noted EarthLink’s financial performance in 2004 and to date in 2005, including record net income; record earnings before interest income and expense, income taxes, depreciation, amortization, gain (loss) on investments in other companies, net, net losses of equity affiliate, and facility exit and restructuring costs (Adjusted EBITDA); and record Free Cash Flow, calculated as Adjusted EBITDA less purchases of property and equipment and subscriber bases (Adjusted EBITDA and Free Cash Flow are non-GAAP measures) in 2004. In 2004 and 2005, the Committee noted the continued growth of value dial-up and broadband subscribers; the growth of advertising and other value-added services revenues; and the formation of HELIO, a joint venture with SK Telecom, in March 2005. HELIO is a non-facilities based mobile virtual network operator offering mobile communications services and handsets to consumers in the U.S.

In January 2006, taking into account (i) these performance accomplishments and (ii) the executive officer bonus plan, the Committee approved a 2005 bonus for Mr. Betty in an amount ($539,563) that resulted from applying a 75% bonus level under his employment agreement, adjusted by the 99% bonus plan payout threshold described above.

Submitted by: Compensation Committee
Linwood A. Lacy, Jr.
William H. Harris, Jr.
Thomas E. Wheeler

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The Compensation Committee Report on Executive Compensation does not constitute solicitation material and should not be deemed filed or incorporated by reference into any of EarthLink’s other filings under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended, except to the extent that EarthLink specifically incorporates this report by reference therein.

Change-In-Control Accelerated Vesting and Severance Plan

General.   EarthLink’s Change-In-Control Accelerated Vesting and Severance Plan (the “CIC Plan”) provides security to certain employees of EarthLink and its designated subsidiaries in the event of a Change in Control (as defined below) of EarthLink. For purposes of the CIC Plan, “Change in Control” generally means a transaction pursuant to which any person acquires more than 50% of the voting power of EarthLink or any merger, reorganization or similar event where the owners of the voting stock of EarthLink before the event do not own voting stock representing at least 50% of the voting power of EarthLink or its successor after the event. The CIC Plan generally is a severance pay plan that provides compensation and other benefits to certain employees of EarthLink and its designated subsidiaries if their employment terminates for reasons described in the CIC Plan within a certain time of a Change in Control of EarthLink. The CIC Plan as a “welfare plan” is subject to the Employee Retirement Income Security Act of 1974. The CIC Plan is administered by EarthLink, which has responsibility for construing and interpreting the CIC Plan and establishing and amending such rules and regulations as it deems necessary or desirable for the proper administration of the CIC Plan.

Eligibility for Participation.   The CIC Plan creates three benefit categories based on the employee’s position with EarthLink or a designated subsidiary. For purposes of the CIC Plan, the “Gold” benefit category includes the Chief Executive Officer and President of EarthLink. The “Silver” benefit category includes the Chief Financial Officer of EarthLink, the Chief Executive Officer, President, and Chief Financial Officer of a designated subsidiary, and the Executive Vice Presidents of EarthLink or a designated subsidiary. Finally, the “Bronze” benefit category includes Vice Presidents of EarthLink or a designated subsidiary and other classes of employees whom the Board of Directors of EarthLink may select for participation under the CIC Plan.

Compensation Benefits.   If at any time (i) within eighteen (18) months after a Change in Control occurs, the employment of a participating employee is terminated by EarthLink or a designated subsidiary for any reason other than Cause (as defined in the CIC Plan), disability or death or (ii) the participating employee voluntarily terminates his employment for Good Reason (as defined in the CIC Plan), such participating employee is entitled to receive the following benefits. To an employee in the Gold or Silver benefit category, EarthLink will (a) make a lump sum payment equal to 150% of the employee’s salary plus bonus target and (b) pay all amounts payable with respect to such employee’s elected COBRA coverage (including for spouse and dependents) for one and one-half years from termination. To an employee in the Bronze benefit category, EarthLink will (a) make a lump sum payment equal to 100% of the employee’s salary plus bonus target and (b) pay all amounts payable with respect to such employee’s elected COBRA coverage (including for spouse and dependents) for one year from termination. The salary and bonus amount will be paid as soon as practical after the termination of employment of the participating employee.  The COBRA benefits will be paid in installments, at the normal COBRA rate, with any unpaid amounts paid in a lump sum on March 15 following the year in which the termination of employment occurs. The payment of the compensation benefits will be subject to applicable withholdings and employment taxes. Notwithstanding the foregoing, (i) Mr. Betty, as Chief Executive Officer, will only be paid compensation benefits under the CIC Plan if the amount of such benefits are greater than what he is entitled to receive under his employment agreement and (ii) in that case, he will be paid such benefits at the time and in the manner described in his employment agreement (not the CIC Plan).

Acceleration of Options.   As with the compensation benefits, a participating employee’s benefit category determines the accelerated vesting benefits to which he or she is entitled. For an employee in the Gold or Silver benefit category, if his or her stock options are assumed or continued after a Change in Control, all outstanding stock options granted on or before the Change in Control will vest and be

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exercisable in full, if not already fully vested, on termination of the employee’s employment for any reason after the Change in Control occurs; however, if his or her stock options are not assumed or continued after the Change in Control, all outstanding stock options will vest and be exercisable in full contemporaneously with the Change in Control, if not already fully vested. For an employee in the Bronze benefit category, if his or her stock options are assumed or continued after a Change in Control, all outstanding stock options granted on or before the Change in Control will vest and be exercisable, upon termination of such employee’s employment for any reason after the Change in Control occurs, at least as much as if the employee had remained employed for 24 months after the Change in Control occurs, if not already vested to such extent; however, if his or her stock options are not assumed or continued after the Change in Control, all outstanding stock options will vest and be exercisable, contemporaneously with the Change of Control, at least as much as if the employee had remained employed for 24 months after the Change in Control occurs, if not already vested to such extent. Certain employees in the Bronze benefit category may be treated as in the Silver category with respect to acceleration of options.

Unfunded Status.   The CIC Plan is unfunded, and EarthLink and its subsidiaries are not required to segregate any assets to fund the benefits, if any, that will become payable under it. Any liability of EarthLink or any subsidiary to any employee with respect to the CIC Plan is based solely on any contractual obligations that may be created pursuant to the CIC Plan.

Amendment and Termination.   EarthLink will have the right to amend the CIC Plan from time to time and may terminate it at any time; provided, however, that after a Change in Control in EarthLink occurs (i) no amendment may be made that diminishes any employee’s rights following such Change in Control and (ii) the CIC Plan may not be terminated.

Deferred Compensation Plan

EarthLink has established a deferred compensation plan to permit any director or key employee who is selected to participate in the plan to elect to defer the receipt of designated cash compensation and Common Stock payable pursuant to restricted stock units. If a director or eligible key employee elects to defer any such amounts, the deferred amounts are credited to a bookkeeping account that EarthLink maintains and are deemed invested in Common Stock. Payment of deferred amounts will be made in shares of Common Stock (i) for directors, on or beginning upon the director’s termination of service or, if earlier and the director so elects, the director’s attainment of a specified age or (ii) for eligible key employees, on or beginning after the eligible key employee’s termination of employment. Earlier payment is available, if the participant so elects, in the event of a change in control of EarthLink or, if the participant requests, in the event of an unforeseeable emergency to the extent necessary to satisfy such emergency. If shares of Common Stock are not available under the stock option and other incentive plans, deferred awards will be settled in cash.

Executives’ Position Elimination and Severance Plan

EarthLink has established an executives’ position elimination and severance plan to provide certain eligible employees with severance pay and benefits in the event their positions with EarthLink are eliminated, subject to certain specified conditions of ineligibility. Eligible employees in Levels 2, 3 and 4 of the Blue zone (generally Vice Presidents and Senior Directors of EarthLink) whose positions are eliminated and who execute, and do not revoke, an enforceable waiver and release agreement are entitled to the following severance pay and benefits: (i) six months base salary paid in lump sum, (ii) an amount equal to four months of the employer portion of any premium (and the COBRA administrative fee) for coverage of those employees participating in EarthLink’s medical, dental and vision plans, (iii) six months, or up to $4,800, of outplacement services and (iv) for employees given notice that their positions are being eliminated after the first quarter of any calendar year, the pro-rata bonus, if any, otherwise payable under the EarthLink employee bonus plan (or based on Management’s estimate of the ultimate bonus payout if notice occurs prior to July 1 of any calendar year). Eligible employees in the Red zone (generally the CEO and Executive Vice Presidents) who execute, and do not revoke, an enforceable waiver and release

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agreement are entitled to the following severance pay and benefits: (i) 12 months base salary paid in lump sum, (ii) an amount equal to four months of the employer portion of any premium (and the COBRA administrative fee) for coverage of those employees participating in EarthLink’s medical, dental and vision plans, (iii) 12 months, or up to $6,800, of executive-level outplacement services and (iv) for employees given notice that their positions are being eliminated after the first quarter of any calendar year, the pro-rata bonus, if any, otherwise payable under the EarthLink employee bonus plan. Payments to Specified Employees (as defined in the executives’ position elimination and severance plan) may be delayed to comply with Section 409A of the Internal Revenue Code of 1986, as amended.

Employment Agreement with our Chief Executive Officer

Charles G. Betty is employed as our Chief Executive Officer pursuant to an employment agreement effective as of July 1, 2005, as amended effective March 27, 2006, for a term of three years, as such may automatically be extended from year-to-year thereafter, at a salary of not less than $725,000 per year, plus such other benefits as are generally made available to our other senior executives. Mr. Betty’s current salary is $725,000 per year. The employment agreement provides that, if the bonus criteria for the applicable annual period are met, the percentage of Mr. Betty’s eligible earnings (as that term is defined in the EarthLink bonus plan and payroll policies) used to calculate his annual bonus ranges from 0% to 150%, with his target bonus opportunity at 75%. Mr. Betty earned a bonus of $539,563 in 2005. EarthLink provides Mr. Betty and his family with health, medical, disability and term life insurance in accordance with any group plan that EarthLink generally maintains. EarthLink also reimburses Mr. Betty for any term life insurance policy payments made under a policy (or policies) with aggregate death benefits of $3,000,000. In addition, if before a “change in control event” occurs, as defined in the employment agreement, Mr. Betty is terminated by EarthLink for any reason other than for “cause,” as defined in the employment agreement, EarthLink elects not to extend the term of the employment agreement or any yearly extension of the term, other than for cause, or Mr. Betty terminates the employment agreement for reasons of a breach by EarthLink, Mr. Betty will receive (i) an amount equal to his base salary in biweekly installments, at his normal biweekly base salary rate, for the longer of 24 months or the remainder of the initial three-year term of the employment agreement (the “Severance Period”), (ii) the prorated portion of the earned but unpaid bonus payment for that portion of the year Mr. Betty was employed, payable at the normal time, and (iii) health, medical, life and disability insurance coverage for himself and his family, or installment payments in lieu thereof, for the term of the Severance Period. If the employment agreement is terminated as a result of Mr. Betty’s death or disability, EarthLink will (i) pay to Mr. Betty or his estate (A) an amount equal to Mr. Betty’s base salary for a period of 24 months in biweekly installments, at his normal biweekly base salary rate, until March 15 of the year following the year in which Mr. Betty dies or is disabled, at which time all remaining unpaid amounts will be paid, plus (B) the earned but unpaid bonus payment for that portion of the year Mr. Betty was employed, payable at the normal time, and (ii) provide Mr. Betty’s family and, if applicable, Mr. Betty, with health, medical, life and disability insurance coverage, or installment payments in lieu thereof, for a period of 24 months (but with certain unpaid installments to be paid no later than March 15 following the year in which Mr. Betty dies or is disabled). If EarthLink terminates Mr. Betty’s employment for “cause” or Mr. Betty voluntarily resigns other than for reasons of a breach by EarthLink, EarthLink shall not have an obligation to pay Mr. Betty his base salary or make any bonus payment or provide any benefits beyond the termination date, except as required by law. If on or after a “change in control event” occurs, Mr. Betty is terminated by EarthLink for any reason other than for “cause,” EarthLink elects not to extend the term of the employment agreement or any yearly extension of the term, other than for cause, or Mr. Betty terminates the employment agreement for reasons of a breach by EarthLink, Mr. Betty will receive (i) an amount equal to his base salary in biweekly installments, at his normal biweekly base salary rate, for the Severance Period until March 15 of the year following the year in which Mr. Betty terminated employment, at which time all remaining unpaid amounts will be paid, (ii) the prorated portion of the earned but unpaid bonus payment for that portion of the year Mr. Betty was employed, payable at the normal time, and (iii) health, medical, life and disability insurance coverage for himself and his family, or installment payments in lieu thereof, for the term of the Severance Period

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(but with certain unpaid amounts to be paid no later than March 15 of the year following the year in which Mr. Betty terminates employment). In the event (i) a “change in control event” occurs, (ii) EarthLink terminates Mr. Betty’s employment for other than “cause,” (iii) Mr. Betty terminates his employment for reasons of a breach by EarthLink or (iv) Mr. Betty dies or is disabled, all unvested stock options and restricted stock units shall immediately vest and be fully exercisable by Mr. Betty. However, in some cases, if a change in control event occurs before July 1, 2008 and Mr. Betty is employed as the Chief Executive Officer of the surviving entity and the surviving entity is a public company with its voting common stock registered and traded on a national securities exchange in the United States, all such unvested stock options and restricted stock units will continue to vest in accordance with their terms and in all events shall vest upon the earlier of July 1, 2008, or the date on which Mr. Betty is no longer the Chief Executive Officer of the surviving entity (unless Mr. Betty is removed for “cause” or resigns other than for a breach by EarthLink of his employment agreement). Additionally, Mr. Betty is entitled to receive a payment of $7.66 per option share with respect to 193,800 options that he previously received with a $13.85 per share exercise price. The amount is payable at the time Mr. Betty exercises those options and Mr. Betty’s right to receive such amount only expires if the related option expires unexercised.

Mr.  Betty’s benefits under his employment agreement are cumulative of his benefits under all other EarthLink sponsored plans, except that, with respect to the CIC Plan, Mr. Betty will only receive the benefit, or category of benefit, under the CIC Plan or his employment agreement which is greater in amount, which amount will be paid at the time and in the manner described in his employment agreement. The employment agreement restricts Mr. Betty from competing, directly or indirectly, with EarthLink or soliciting certain employees and officers of EarthLink or its affiliates during the term of the employment agreement and for a period of 24 months following his termination of employment.

Limitations on Deductibility of Compensation

Under Section 162(m) of the Internal Revenue Code, a portion of annual compensation payable to any of EarthLink’s Chief Executive Officer and four other highest paid executive officers generally would not be deductible by EarthLink for federal income tax purposes to the extent such officer’s overall compensation exceeds $1,000,000 for the year. Qualifying performance-based incentive compensation, however, would be excluded for purposes of determining if the executive’s compensation exceeded the $1,000,000 cap. Although the Committee in the past has not approved compensation arrangements that could exceed the $1,000,000 cap for any of these executive officers by any material amount, it has continued to address this issue when considering compensation arrangements for EarthLink’s executive officers. Accordingly, the Committee has approved the 2006 Equity and Cash Incentive Plan (the “Incentive Plan”) and recommends that the Incentive Plan be approved by Stockholders at the Annual Meeting. If the Stockholders approve the Incentive Plan, any compensation associated with performance-based compensation awards under the Incentive Plan (together with all other qualifying performance-based compensation) would not be counted in determining if the applicable executive’s compensation exceeded the $1,000,000 cap. If Stockholders do not approve the Incentive Plan, the Committee would consider the non-deductibility of any such compensation but may still determine it is in the best interests of EarthLink that non-deductible compensation be awarded. In addition, assuming Stockholders approve the Incentive Plan, the Committee still believes that it is important that it have the flexibility to offer compensation that may not be deductible because of the Section 162(m) cap if deemed necessary to attract and retain qualified executive officers.

Compensation Committee Interlocks

The Committee currently consists of Mr. Lacy, Mr. Harris and Mr. Wheeler. No member of the Committee was an employee of EarthLink during the last fiscal year or an officer of EarthLink in any prior period. There are no Compensation Committee interlocks between EarthLink and other entities involving EarthLink’s executive officers and members of the Board of Directors who serve as an executive officer or board member of such other entities.

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Certain Relationships and Related Transactions

Mr. Dayton is founder and a member of the Board of Directors of EarthLink and, until November 2004, was Chief Executive Officer of Boingo. During the year ended December 31, 2005, EarthLink paid Boingo approximately $0.1 million pursuant to various arrangements, including a software license, maintenance, and network access agreement and a revenue sharing arrangement.

In March 2005, EarthLink completed the formation of a joint venture with SK Telecom, HELIO. HELIO is a non-facilities-based mobile virtual network operator (MVNO) offering mobile communications services and handsets to consumers in the U.S. EarthLink and SK Telecom each have a nearly 50% voting and economic ownership interest in Helio. Mr. Dayton serves as chief executive officer and director of HELIO. (In addition, Messrs. Betty and Wheeler, directors of EarthLink, are members of HELIO’s Board of Directors.)

On March 24, 2005, EarthLink invested $43.0 million of cash and contributed non-cash assets valued at $40.0 million, including 27,000 wireless customers, contractual arrangements and agreements to prospectively market HELIO’s services. In addition, EarthLink paid HELIO to assume approximately $0.9 million of net liabilities associated with wireless customers and related operations. In August 2005 and February 2006, EarthLink invested $39.0 million and $39.5 million of cash, respectively, pursuant to the HELIO Contribution and Formation Agreement. EarthLink is committed to invest an additional $58.5 million of cash in HELIO at various dates through August 2007.

EarthLink and HELIO have entered into a services agreement pursuant to which EarthLink provides to HELIO facilities, accounting, tax, billing, procurement, risk management, payroll, human resources, employee benefit administration and other support services in exchange for management fees. EarthLink believes that providing these services to HELIO enables HELIO to more quickly and cost effectively launch its business than if it were to purchase these services from third parties. The management fees were determined based on EarthLink’s costs to provide the services, and EarthLink believes such fees are reasonable. The total amount of fees that HELIO will pay to EarthLink will depend on the extent to which HELIO utilizes EarthLink’s services. During the year ended December 31, 2005, fees received from HELIO for services provided to HELIO were approximately $3,000,000.

EarthLink markets HELIO’s products and services, and during the year ended December 31, 2005, EarthLink received revenues from HELIO of approximately $0.3 million associated with marketing HELIO’s services.

EarthLink purchases wireless Internet access devices and services from HELIO. During the year ended December 31, 2005, EarthLink paid HELIO fees for products and services of approximately $0.9 million.

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Executive Officer Compensation

Table I—Summary Compensation Table

The following table presents certain information required by the SEC relating to various forms of compensation awarded to, earned by or paid to EarthLink’s (i) Chief Executive Officer and (ii) the four most highly compensated executive officers, other than the Chief Executive Officer, who earned more than $100,000 during the year ended December 31, 2005. Such executive officers collectively are referred to as the “Named Executive Officers.”

				Long-Term Compensation
						Number of
				Restricted		Securities
		Annual Compensation		Stock		Underlying	All Other
Name and Principal Position	Year	Salary	Bonus	Units		Options	Compensation
Charles G. Betty	2005	$712,500	$539,563	$—		500,000	$10,552	(2)
President and	2004	675,000	470,813	—		200,000	8,319	(3)
Chief Executive Officer	2003	621,154	346,790	—	(1)	—	5,725	(4)
Michael C. Lunsford	2005	322,885	192,239	103,600	(5)	110,000	6,116	(6)
Executive Vice President and	2004	306,769	142,648	180,200	(5)	40,000	6,500	(6)
President, Access and Voice	2003	276,538	128,660	—		80,000	4,659	(6)
Donald B. Berryman,	2005	307,115	152,375	103,600	(5)	110,000	10,438	(7)
Executive Vice President and	2004	293,461	136,460	180,200	(5)	40,000	5,926	(6)
President, Municipal Networks	2003	273,237	127,124	—		—	4,346	(6)
Kevin M. Dotts	2005	285,538	172,837	103,600	(5)	100,000	10,241	(8)
Executive Vice President and	2004	254,769	118,468	90,100	(5)	60,000	5,963	(6)
Chief Financial Officer	2003	221,699	51,332	—		—	2,800	(6)
William S. Heys	2005	282,115	139,972	103,600	(5)	100,000	3,646	(9)
Executive Vice President and	2004	269,039	125,102	135,150	(5)	30,000	—
President, Value and SME (Small to	2003	255,224	118,743	—		40,000	—
Medium Enterprises)

(1)          Mr. Betty was granted 150,000 restricted stock units effective January 2, 2004 as a portion of Mr. Betty’s overall compensation for fiscal 2003. The grant was reported as a long-term incentive award in EarthLink’s proxy statement for the 2004 Annual Meeting of Stockholders because the restricted stock units vest in increments on the earlier of the achievement of specified future performance objectives tied to subscribers and profitability or the sixth anniversary of the date of grant. None of the restricted stock units vested in 2004 or 2005. Future vesting of restricted stock units will be reported in future proxy statements as long-term incentive awards. Based on the closing price of EarthLink’s stock on December 30, 2005, the unvested restricted stock units were valued at $1,666,500.

(2)          Consists of reimbursement in 2005 of $3,902 in travel expenses and $6,650 in matching contributions made to Mr. Betty’s account under EarthLink’s 401(k) Plan.

(3)          Consists of reimbursement in 2004 of $885 in travel expenses and $7,434 in matching contributions made to Mr. Betty’s account under EarthLink’s 401(k) Plan.

(4)          Consists of reimbursement in 2003 of $2,019 in travel expenses and $3,706 in matching contributions made to Mr. Betty’s account under EarthLink’s 401(k) Plan.

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(5)          The restricted stock units granted in 2004 were granted effective July 21, 2004 as a portion of the executive officers’ overall compensation and were valued at the closing price of EarthLink’s stock on the date of grant. The restricted stock units vest 50% on the second anniversary of the grant date and 25% each on the third and fourth anniversaries. The restricted stock units granted in 2005 were granted effective September 12, 2005 as a portion of the executive officers’ overall compensation and were valued at the closing price of EarthLink’s stock on the date of grant. The restricted stock units vest 50% on the second anniversary of the grant date and 25% each on the third and fourth anniversaries. As of December 31, 2005, the number and value (based on the December 30, 2005 stock price of $11.11 per share) of total restricted stock units held by the Named Executive Officers other than Mr. Betty were:  Mr. Lunsford (30,000, $333,300); Mr. Berryman (30,000, $333,300); Mr. Dotts (20,000, $222,200); and Mr. Heys (25,000, $277,750).

(6)          Consists of matching contributions made under EarthLink’s 401(k) Plan.

(7)          Consists of reimbursement in 2005 of $3,938 in travel expenses and $6,500 in matching contributions made to Mr. Berryman’s account under EarthLink’s 401(k) Plan.

(8)          Consists of reimbursement in 2005 of $3,824 in travel expenses and $6,417 in matching contributions made to Mr. Dotts’ account under EarthLink’s 401(k) Plan.

(9)          Consists of reimbursement in 2005 of $3,646 in travel expenses.

Table II—Option Grants in 2005

This table presents information regarding options granted to EarthLink’s Named Executive Officers during the year ended December 31, 2005 to purchase shares of EarthLink’s Common Stock. In accordance with SEC rules, the table shows the hypothetical “gains” or “option spreads” that would exist for the respective options based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term.

	Individual Grants
	Number of Securities Underlying		Percentage of Total Options Granted to Employees in	Exercise Price Per	Expiration	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for the Option Term (3)
	Grants (1)		Fiscal Year (1)	Share (2)	Date	5%	10%
Charles G. Betty	500,000	(4)	10.3%	10.56	10/27/2015	3,320,564	8,414,960
Michael C. Lunsford	50,000	(5)	1.0%	9.51	5/4/2015	299,039	757,825
	60,000	(4)	1.2%	10.36	9/12/2015	390,921	990,670
Donald B. Berryman	50,000	(5)	1.0%	9.51	5/4/2015	299,039	757,825
	60,000	(4)	1.2%	10.36	9/12/2015	390,921	990,670
Kevin M. Dotts	50,000	(5)	1.0%	9.51	5/4/2015	299,039	757,825
	50,000	(4)	1.0%	10.36	9/12/2015	325,767	825,559
Willliam S. Heys	50,000	(5)	1.0%	9.51	5/4/2015	299,039	757,825
	50,000	(4)	1.0%	10.36	9/12/2015	325,767	825,559

(1)          The total number of options granted to employees during the year ended December 31, 2005 was 4,877,460.

(2)          The exercise price per share of options granted represented the fair market value of the underlying shares of Common Stock on the date the options were granted.

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(3)          As required under the SEC’s rules, amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. These assumptions are not intended to forecast future appreciation of our stock price. The potential realizable value computation does not take into account federal or state income tax consequences of option exercises or sales of appreciated stock. If our stock price does not actually increase to a level above the applicable exercise price at the time of exercise, the realized value to the Named Executive Officers from these options will be zero.

(4)          These options become exercisable as follows: (i) 25% of the options become exercisable one year after the date of the grant, and (ii) an additional 6.25% of the options become exercisable each quarterly anniversary date of the date of the grant thereafter until fully vested.

(5)          These options vest and become exercisable on May 4, 2011 or sooner if EarthLink meets certain operational and financial performance targets prior to June 2007.

Table III—Option Exercises In 2005 and 2005 Year-End Option Values

The following table shows the number of shares of Common Stock subject to exercisable and unexercisable stock options held by each of the Named Executive Officers as of December 31, 2005. The table also reflects the values of such options based on the positive spread between the exercise price of such options and the closing sales price of EarthLink Common Stock as reported on Nasdaq on December 31, 2005.

	Shares Acquired on	Value	Number of Securities Underlying Unexercised Options		Value of Unexercised In-the-Money Options (1)
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Charles G. Betty	120,897	$1,038,780	980,300	875,000	$2,733,566	$1,255,063
Michael C. Lunsford	—	—	416,350	205,625	573,581	506,369
Donald B. Berryman	60,000	218,300	75,000	205,000	337,500	518,900
Kevin M. Dotts	—	—	110,937	179,063	518,579	412,871
Willliam S. Heys	—	—	441,549	176,875	884,795	421,225

(1)          The value of “in-the-money” options represents the difference between the exercise price of stock options and $11.11, the per share closing sales price on December 30, 2005 for EarthLink’s Common Stock as reported by Nasdaq.

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Table IV—Amended Equity Compensation Plan Information

The following table sets forth information as of December 31, 2005 concerning the shares of EarthLink’s Common Stock which are authorized for issuance under our equity compensation plans.

Plan Category	Number of Securities to Be Issued on Exercise of Outstanding Options and Warrants (a)		Weighted Average Exercise Price of Outstanding Options and Warrants (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity Compensation Plans Approved By Stockholders	19,669,305		$11.97	3,277,226	(1)
Equity Compensation Plans Not Approved By Stockholders	238,862	(2)	3.86	—
Total	19,908,167		11.87	3,277,226

(1)          This number includes shares available by plan as follows:

Plan	Securities Available for Future Issuance
EarthLink, Inc. Stock Incentive Plan	2,795,817
EarthLink, Inc. Equity Plan for Non-Employee Directors	481,409
3,277,226

The grants of 670,648 restricted stock units and 26,590 phantom share units have been deducted from the number of securities available for future issuance.

(2)          EarthLink does not currently have equity compensation plans that have not been approved by stockholders. However, included in the securities outstanding for equity compensation plans not approved by stockholders are 238,862 options and warrants granted prior to the merger of EarthLink Network and MindSpring during the years ended December 31, 1996 and 1997 to certain officers, consultants, and investors. The options and warrants have terms of 10 years and have exercise prices ranging from $3.02 to $5.50 per share. All 238,862 options and warrants were exercisable as of December 31, 2005.

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STOCK PERFORMANCE GRAPH

The following indexed line graph indicates EarthLink’s total return to stockholders from January 1, 2001 to December 31, 2005, as compared to the total return for the Nasdaq Stock Market—US Index and the Morgan Stanley Internet Index for the same period. The calculations in the graph assume that $100 was invested on January 1, 2001 in EarthLink’s Common Stock and each index and also assume dividend reinvestment.

Comparison of Five Year Cumulative Total Return

EarthLink, NASDAQ Stock Market
and Morgan Stanley Internet Index
(12/31/00 - 12/31/05)

	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2000	2001	2002	2003	2004	2005
EarthLink, Inc.	100.0	241.8	108.5	198.8	229.0	220.9
NASDAQ Stock Market (U.S.)	100.0	79.0	54.1	81.1	88.1	89.3
Morgan Stanley Internet Index	100.0	48.2	27.4	45.3	51.5	52.0

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PROPOSAL 2

APPROVAL OF THE 2006 EQUITY AND CASH INCENTIVE PLAN

Overview

The Board of Directors believes that it is important to align the interests of EarthLink’s employees with the interests of EarthLink’s stockholders, and believe that granting equity-based awards is a key means to achieve this goal. The 2006 Equity and Cash Incentive Plan is intended to supplement and continue the compensation policies and practices of EarthLink’s other equity compensation plans, which EarthLink has used for many years. Because there are a limited number of shares available for issuance under previously authorized plans (approximately 3.3 million shares in total as of December 31, 2005), the Board of Directors believes that approval of the 2006 Equity and Cash Incentive Plan is advisable to make additional shares available for stock options and other awards. The Board of Directors believes that the 2006 Equity and Cash Incentive Plan enhances EarthLink’s ability to attract and retain employees, enhances employee loyalty and increases the focus of employees on the creation of shareholder value. The Board of Directors has approved the 2006 Equity and Cash Incentive Plan and directed that it be submitted to Stockholders for approval at this time.

The Committee has focused on managing the amount of equity-based awards in recent years in light of institutional shareholder interest in burn rate (a metric used to measure annual stock dilution calculated by dividing the quantity of equity-based awards granted during a year by the number of outstanding shares) and overhang (as described below) and the expected mandatory expensing of stock options. Consequently, the Committee adopted a policy in early 2004 that reduced the maximum amount of options and other equity awards each employee level is entitled to be granted, reduced the number of employees eligible to receive equity-based awards, and reduced the quantities of options and other equity awards granted to eligible employees at the date of hire.

As of December 31, 2005, EarthLink had 131.4 million shares outstanding, 19.9 million options and warrants outstanding to purchase Common Stock, 0.7 million restricted stock and phantom share units outstanding, and 3.3 million shares available for grant pursuant to equity compensation plans. The number of shares of common stock (a) issued and outstanding pursuant to awards under equity compensation plans plus those available for future grant under equity compensation plans divided into (b) the number of shares described in clause (a) plus the total number of shares of common stock outstanding is referred to as “overhang.” As of December 31, 2005, EarthLink’s overhang was 15.4%. If the 2006 Equity and Cash Incentive Plan is approved, EarthLink’s overhang will be 20.5%. EarthLink’s overhang has increased in recent years as a result of EarthLink’s repurchase of 50.5 million shares of its Common Stock.

An affirmative vote of a majority of the shares of EarthLink’s Common Stock cast at the Annual Meeting is necessary to approve the 2006 Equity and Cash Incentive Plan. In the event Stockholders do not approve the 2006 Equity and Cash Incentive Plan, EarthLink will continue to use its other equity-based plans, including the EarthLink, Inc. Stock Incentive Plan and the EarthLink, Inc. Equity Plan for Non-Employee Directors, as currently in effect, and those plans will continue until their scheduled expirations in 2010.

A summary of the principal features of the 2006 Equity and Cash Incentive Plan follows. Every aspect of the 2006 Equity and Cash Incentive Plan is not addressed in this summary. Stockholders are encouraged to read the full text of the 2006 Equity and Cash Incentive Plan which has been filed with the SEC.

EarthLink, Inc. 2006 Equity and Cash Incentive Plan

General Information.   The Board of Directors adopted the EarthLink, Inc. 2006 Equity and Cash Incentive Plan (the “Incentive Plan”) on January 24, 2006 to assist EarthLink in recruiting and retaining employees and other service providers by enabling them to receive awards and participate in the future

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success of EarthLink. The Incentive Plan is intended to permit the grant of stock options (both incentive stock options (“ISOs”) and non-qualified stock options (“NQSOs”)), stock appreciation rights (“SARs”), restricted stock (“Restricted Stock Awards”), restricted stock units (“RSUs”) and other incentive awards (“Incentive Awards”). Additionally, if eligible participants elect to defer specified benefits (whether or not deferred in connection with awards under the Incentive Plan) pursuant to EarthLink’s Deferred Compensation Plan, such deferred benefits generally are payable in shares of Common Stock (“Deferred Stock Benefits”) available under the Incentive Plan.

All awards granted under the Incentive Plan will be governed by separate written agreements between EarthLink and the participants. The written agreements will specify when the award may become exercisable, vested or payable. No right or interest of a participant in any award will be subject to any lien, obligation or liability of the participant. The laws of the State of Delaware govern the Incentive Plan. The Incentive Plan is unfunded, and EarthLink will not segregate any assets for grants of awards under the Incentive Plan. The Incentive Plan is not tax qualified within the meaning of Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), nor is it subject to the Employee Retirement Income Security Act of 1972, as amended.

Awards may be granted under the Incentive Plan after its adoption by the Board of Directors, provided that no award will be effective unless the stockholders approve the Incentive Plan within 12 months of its adoption. No awards may be granted after January 24, 2016.

Administration.   EarthLink will bear all expenses of administering the Incentive Plan. The Compensation Committee of the Board of Directors will administer the Incentive Plan. The Committee has authority to grant awards to such persons and upon such terms and conditions (not inconsistent with the provisions of the Incentive Plan), as it may consider appropriate. The Committee may delegate to one or more officers of EarthLink all or part of its authority and duties with respect to awards to individuals who are not subject to Section 16 of the Exchange Act.

Eligibility for Participation.   Any of EarthLink’s employees or service providers, including any employee or service provider for a current or future subsidiary or parent corporation of EarthLink (an “Affiliate”), and any non-employee member of the Board of Directors, is eligible to receive an award under the Incentive Plan. However, only employees are eligible to receive ISOs.

Shares Subject to Plan.   The maximum number of shares of Common Stock that may be issued under the Incentive Plan pursuant to awards or upon settlement of Deferred Stock Benefits is 10,000,000 shares. In any calendar year, no participant may receive awards that relate to more than 1,000,000 shares. If any awards expire or are cancelled, terminated or forfeited for any reason other than their exercise, vesting or payment, the number of shares of Common Stock subject to such awards will again be available for issuance and will not reduce the aggregate number of shares of Common Stock available for issuance under the Incentive Plan. If shares of Common Stock are issued pursuant to an award, the number of shares that shall be counted against the aggregate number of shares of Common Stock available for issuance shall be the greater of (i) the number of underlying shares of Common Stock with respect to which the award related or (ii) the number of shares of Common Stock actually issued in settlement of the award. If an award is settled in cash or a form other than shares of Common Stock, then the number of shares that shall be counted against the aggregate number of shares available for issuance shall be the number of underlying shares with respect to which the award related. If shares of Common Stock subject to Deferred Stock Benefits are not issued because of the surrender, lapse, expiration, forfeiture or termination of any rights in such shares subject to Deferred Stock Benefits, then the number of shares of Common Stock subject to such Deferred Stock Benefits will again be available for issuance and will not reduce the aggregate number of shares of Common Stock available for issuance. Shares of Common Stock issued in settlement of Deferred Stock Benefits shall be counted against the aggregate number of shares of Common Stock available for issuance, so that shares of Common Stock shall only be counted once with

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respect to shares subject to awards that are cancelled in connection with Deferred Stock Benefits. The maximum number of shares of Common Stock that may be issued pursuant to awards, the per individual limits on awards and the terms of outstanding awards will be adjusted as is equitably required in the event of corporate transactions and other appropriate events.

Options.   A stock option entitles the participant to purchase from EarthLink a stated number of shares of its Common Stock. The Committee will determine whether the option is an ISO or a NQSO and specify the number of shares of Common Stock subject to the option. In the case of ISOs, the aggregate fair market value (determined as of the date of grant) of Common Stock with respect to which an ISO may become exercisable for the first time during any calendar year cannot exceed $100,000; and if this limitation is exceeded, the ISOs which cause the limitation to be exceeded will be treated as NQSOs. The exercise price per share of Common Stock may not be less than the fair market value of the Common Stock on the date the option is granted. With respect to an ISO granted to a participant who beneficially owns more than 10% of the combined voting power of EarthLink or any Affiliate (determined by applying certain attribution rules), the exercise price per share may not be less than 110% of the fair market value of the Common Stock on the date the option is granted. The exercise price may be paid in cash or, if the agreement so provides, the Committee may allow a participant to pay all or part of the exercise price by tendering shares of Common Stock, a broker-assisted cashless exercise, or any other specified medium of payment.

Stock Appreciation Rights.   A SAR entitles the participant to receive, upon exercise, the excess of the fair market value on that date of each share of Common Stock subject to the exercised portion of the SAR over the fair market value of each such share on the date of the grant of the SAR. A SAR can be granted alone or in tandem with an option. A SAR granted in tandem with an option is called a Corresponding SAR and entitles the participant to exercise the option or the SAR at which time the other tandem award expires. The Committee will specify the number of shares of Common Stock subject to a SAR and whether the SAR is a Corresponding SAR. No participant may be granted Corresponding SARs in tandem with ISOs which are first exercisable in any calendar year for shares of Common Stock having an aggregate fair market value (determined as of the date of grant) that exceeds $100,000. A Corresponding SAR may be exercised only to the extent that the related option is exercisable and the fair market value of the Common Stock exceeds the exercise price of the related option. As set forth in the agreement, the amount payable as a result of the exercise of a SAR may be settled in cash, shares of Common Stock or a combination of each.

Restricted Stock Awards.   A Restricted Stock Award is the grant or sale of shares of Common Stock, which may be subject to forfeiture restrictions. The Committee will prescribe whether the Restricted Stock Award is forfeitable and the conditions to which it is subject. If the participant must pay for a Restricted Stock Award, payment of the award generally shall be made in cash or, if the agreement so provides, by surrendering shares of Common Stock, or by any other medium of payment. Prior to forfeiture, a participant will have all rights of a stockholder with respect to a Restricted Stock Award, including the right to receive dividends and vote the underlying shares; provided, however, the participant may not transfer the shares. EarthLink shall retain custody of the certificates evidencing the shares until they are no longer forfeitable.

RSUs.   A RSU entitles the participant to receive shares of Common Stock when certain conditions are met. EarthLink will pay the participant one share of Common Stock for each RSU that has become earned and payable.

Incentive Awards.   An Incentive Award entitles the participant to receive cash or Common Stock when certain conditions are met. No participant may receive an Incentive Award in any calendar year (i) with reference to a specified dollar limit of more than $1,000,000 and (ii) with reference to a specified

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number of shares of Common Stock of more than 1,000,000 shares. As set forth in the agreement, an Incentive Award may be paid in cash, shares of Common Stock or a combination of each.

Performance Objectives.   The Committee has discretion to establish performance conditions for when options or SARs become exercisable, Restricted Stock Awards become vested and RSUs or Incentive Awards become payable. Those performance conditions can be stated with respect to EarthLink’s, an Affiliate’s, a product’s or a business unit’s (a) gross, operating or net earnings before or after taxes; (b) return on equity; (c) return on capital; (d) return on sales; (e) return on investments; (f) return on assets or net assets; (g) earnings per share; (h) cash flow per share; (i) book value per share; (j) sales; (k) customers or subscribers; (l) cash flow; (m) fair market value of EarthLink or any Affiliate or shares of Common Stock; (n) share price or total stockholder return; (o) market share; (p) level of expenses or other costs; (q) net contributions as determined in EarthLink’s internal management reporting prepared on a basis consistent with past practice and determined after all operating costs and sales and marketing expenses, but before amortization, interest income or expense, and income tax expense; (r) GAAP net income before stock option or other equity compensation expense and before any income tax credits caused by recognizing net operating loss carryforwards or income tax expense that is offset by applying net operating loss carryforwards, but after any other income tax expense or any asset write-downs or other one-time charges; (s) gross, operating or net revenue; (t) earnings before interest and taxes; (u) service revenue; (v) profitability; (w) net income; (x) earnings before interest, taxes, depreciation and amortization (“EBITDA”); (y) EBITDA excluding facility exit and restructuring costs, equity method loss of affiliates, and gain (loss) on investments in other companies (“Adjusted EBITDA”); (z) Adjusted EBITDA less capital expenditures and cash used to purchase customer bases (“Free Cash Flow”); (aa) the number of customers or accounts discontinuing services during a period, net of reactivations during the same period, or the average of such number during a period divided by the average number of ending customers or accounts during the same period; (bb) product launches; (cc) market launches; (dd) serviceable units or households; or (ee) peer group comparisons of any of the aforementioned performance conditions. For purposes of the foregoing, products include (a) premium narrowband; (b) value narrowband; (c) retail broadband; (d) wholesale broadband; (e) web hosting; (f) advertising, content and commerce; (g) value-added services; (h) retail and wholesale municipal wireless broadband services; (i) small and medium-sized enterprises services, including software-based and connectivity-based services; and (j) any future products of EarthLink or an Affiliate that the Committee determines is appropriate to base performance conditions. An award that is intended to become exercisable, vested or payable on the achievement of performance conditions means that the award will not become exercisable, vested or payable solely on mere continued employment or service. However, such an award, in addition to performance conditions, may be subject to continued employment or service by the participant. Additionally, the vesting, exercise or payment of an award can be conditioned on mere continued employment or service if it is not intended to be contingent on performance conditions.

Change in Control.   In the event of or in anticipation of a “Change in Control” (as defined in the Incentive Plan), the Committee in its discretion may terminate outstanding awards (i) by giving the participants an opportunity to exercise the awards that are then exercisable and then terminating, without any payment, all awards that have not been exercised (including those that were not exercisable) or (ii) by paying the participant the value of the awards that are then vested, exercisable or payable without payment for any awards that are not then vested, exercisable or payable.  However, awards will not be terminated to the extent they are to be continued after the Change in Control.

Stockholder Rights.   No participant shall have any rights as a stockholder of EarthLink until such award is settled by the issuance of Common Stock (other than a Restricted Stock Award or RSUs for which certain rights may be granted).

Transferability.   Generally, each award is non-transferable except by will or the laws of descent and distribution, and during the lifetime of the participant to whom the award is granted, the award may only

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be exercised by, or payable to, the participant. However, the Committee may provide that awards other than ISOs or a Corresponding SAR that is related to an ISO may be transferred to certain family members. The holder of the transferred award will be bound by the same terms and conditions that governed such award during the period that it was held by the participant except that such transferee may only transfer the award by will or the laws of descent and distribution.

Maximum Award Period.   No award shall be exercisable or become vested or payable more than ten years after the date of grant. An ISO granted to a participant who beneficially owns more than 10% of the combined voting power of EarthLink or any Affiliate (determined by applying certain attribution rules) or a Corresponding SAR that relates to such an ISO may not be exercisable more than five years after the date of grant.

Compliance With Applicable Law.   No award shall be exercisable, vested or payable except in compliance with all applicable federal and state laws and regulations (including, without limitation, tax and securities laws), any listing agreement with any stock exchange to which EarthLink is a party, and the rules of all domestic stock exchanges on which EarthLink’s shares may be listed.

Amendment and Termination of Plan.   The Board of Directors may amend or terminate the Incentive Plan at any time; provided, however, that no amendment may adversely impair the rights of a participant with respect to outstanding awards without the participant’s consent. An amendment will be contingent on approval of EarthLink’s stockholders, to the extent required by law or by the rules of any stock exchange on which EarthLink’s securities are then traded or if the amendment would (i) increase the benefits accruing to participants, (ii) permit a repricing of outstanding options, (iii) increase the aggregate number of shares of Common Stock that may be issued, (iv) modify the requirements as to eligibility for participation in the Incentive Plan or (v) change the stated performance objectives.

Forfeiture Provisions.   Awards do not confer upon any individual any right to continue in the employ or service of EarthLink or any Affiliate. All rights to any award that a participant has will be immediately forfeited if the participant is discharged from employment or service for “Cause” (as defined in the Incentive Plan).

Federal Income Tax Consequences

The following discussion summarizes the principal federal income tax consequences associated with awards under the Incentive Plan. The discussion is based on laws, regulations, rulings and court decisions currently in effect, all of which are subject to change.

ISOs.   A participant will not recognize taxable income on the grant or exercise of an ISO. A participant will recognize taxable income when he or she disposes of the shares of Common Stock acquired under the ISO. If the disposition occurs more than two years after the grant of the ISO and more than one year after its exercise, the participant will recognize long-term capital gain (or loss) to the extent the amount realized from the disposition exceeds (or is less than) the participant’s tax basis in the shares of Common Stock. A participant’s tax basis in the Common Stock generally will be the amount the participant paid for the stock.

If Common Stock acquired under an ISO is disposed of before the expiration of the ISO holding period described above, the participant will recognize as ordinary income in the year of the disposition the excess of the fair market value of the Common Stock on the date of exercise of the ISO over the exercise price. Any additional gain will be treated as long-term or short-term capital gain, depending on the length of time the participant held the shares. A special rule applies to such a disposition where the amount realized is less than the fair market value of the Common Stock on the date of exercise of the ISO. In that case, the ordinary income the participant will recognize will not exceed the excess of the amount realized on the disposition over the exercise price. If the amount realized is less than the exercise price, the

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participant will recognize a capital loss (long-term if the stock was held more than one year and short-term if held one year or less). A participant would receive different tax treatment if the exercise price were paid by delivery of Common Stock.

Neither EarthLink nor any of its Affiliates will be entitled to a federal income tax deduction with respect to the grant or exercise of an ISO. However, in the event a participant disposes of Common Stock acquired under an ISO before the expiration of the ISO holding period described above, EarthLink or its Affiliate generally will be entitled to a federal income tax deduction equal to the amount of ordinary income the participant recognizes.

NQSOs.   A participant will not recognize any taxable income on the grant of a NQSO. On the exercise of a NQSO, the participant will recognize as ordinary income the excess of the fair market value of the Common Stock acquired over the exercise price. A participant’s tax basis in the Common Stock is the amount paid plus any amounts included in income on exercise. The participant’s holding period for the stock begins on acquisition of the shares. Any gain or loss that a participant realizes on a subsequent disposition of Common Stock acquired on the exercise of a NQSO generally will be treated as long-term or short-term capital gain or loss, depending on the length of time the participant held such shares. The amount of the gain (or loss) will equal the amount by which the amount realized on the subsequent disposition exceeds (or is less than) the participant’s tax basis in his or her shares. A participant would receive different tax treatment if the exercise price were paid with Company Stock. The exercise of a NQSO generally will entitle EarthLink or its Affiliate to claim a federal income tax deduction equal to the amount of ordinary income the participant recognizes. If the participant is an employee, that ordinary income will constitute wages subject to withholding and employment taxes.

SARs.   A participant will not recognize any taxable income at the time SARs are granted. The participant at the time of receipt will recognize as ordinary income the amount of cash and the fair market value of the Common Stock that he or she receives. EarthLink or its Affiliate will be entitled to a federal income tax deduction equal to the amount of ordinary income the participant recognizes. If the participant is an employee, that ordinary income will constitute wages subject to withholding and employment taxes.

Restricted Stock Awards.   A participant will recognize ordinary income on account of a Restricted Stock Award on the first day that the shares are either transferable or not subject to a substantial risk of forfeiture. The ordinary income recognized will equal the excess of the fair market value of the Common Stock on such date over the amount, if any, the participant paid for the Restricted Stock Award. However, even if the shares under a Restricted Stock Award are both nontransferable and subject to a substantial risk of forfeiture, the participant may make a special “83(b) election” to recognize income, and have his or her tax consequences determined, as of the date the Restricted Stock Award is made. The participant’s tax basis in the shares received will be the income recognized plus the price, if any, paid. Any gain (or loss) that a participant realizes upon the sale of Common Stock acquired pursuant to a Restricted Stock Award will be equal to the amount by which the amount realized on the disposition exceeds (or is less than) the participant’s tax basis in the shares and will be treated as long-term (if the shares were held for more than one year) or short-term (if the shares were held for one year or less) capital gain or loss. The participants holding period for the stock begins on the date the shares are either transferable or not subject to a substantial risk of forfeiture, except that the holding period will begin on the date of grant if the participant makes the special “83(b) election.”  EarthLink or its Affiliate will be entitled to a federal income tax deduction equal to the ordinary income the participant recognizes. If the participant is an employee, that ordinary income will constitute wages subject to withholding and employment taxes.

RSUs.   The participant will not recognize any taxable income at the time RSUs are granted. When the terms and conditions to which the RSUs are subject have been satisfied and the RSUs are paid, the participant will recognize as ordinary income the fair market value of the Common Stock he or she receives. The participant’s holding period in the Common Stock will begin on the date the stock is

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received. The participant’s tax basis in the Common Stock will equal the amount he or she includes in ordinary income. Any gain or loss that a participant realizes on a subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss, depending on the participant’s holding period for the stock. The amount of the gain (or loss) will equal the amount by which the amount realized on the disposition exceeds (or is less than) the participant’s tax basis in the Common Stock. EarthLink or its Affiliate will be entitled to a federal income tax deduction equal to the ordinary income the participant recognizes. If the participant is an employee, that ordinary income will constitute wages subject to withholding and employment taxes.

Incentive Awards.   A participant will not recognize any taxable income at the time an Incentive Award is granted. When the terms and conditions to which an Incentive Award is subject have been satisfied and the award is paid, the participant will recognize as ordinary income the amount of cash and the fair market value of the Common Stock he or she receives. The participant’s holding period in any Common Stock received will begin on the date of receipt. The participant’s tax basis in the Common Stock will equal the amount he or she includes in ordinary income. Any gain or loss that a participant realizes on a subsequent disposition of the Common Stock will be treated as long-term or short-term capital gain or loss, depending on the participant’s holding period for the Common Stock. The amount of the gain (or loss) will equal the amount by which the amount realized on the disposition exceeds (or is less than) the participant’s tax basis in the Common Stock. EarthLink or its Affiliate will be entitled to a federal income tax deduction equal to the amount of ordinary income the participant recognizes. If the participant is an employee, that ordinary income will constitute wages subject to withholding and employment taxes.

Limitation on Deductions.   The deduction for a publicly-held corporation for otherwise deductible compensation to a “covered employee” generally is limited to $1,000,000 per year. An individual is a covered employee if he or she is the chief executive officer or one of the four highest compensated officers for the year (other than the chief executive officer). The $1,000,000 limit does not apply to compensation payable solely because of the attainment of performance conditions that meet the requirements set forth in Section 162(m) of the Code and the regulations thereunder. Compensation is considered performance-based only if (a) it is paid solely on the achievement of one or more performance conditions; (b) a committee consisting solely of two or more outside directors sets the performance conditions; (c) before payment, the material terms under which the compensation is to be paid, including the performance conditions, are disclosed to, and approved by, the stockholders and (d) before payment, the committee certifies in writing that the performance conditions have been met. The Incentive Plan has been designed to enable the Committee to structure awards that meet the requirements for performance-based compensation that would not be subject to the $1,000,000 per year limit.

Any grant, exercise, vesting or payment of an award may be postponed if EarthLink reasonably believes that its or any applicable Affiliate’s deduction with respect to such award would be limited or eliminated by application of Code Section 162(m); provided, however, such delay will last only until the earliest date at which EarthLink reasonably anticipates the deduction will not be limited or eliminated under Code Section 162(m) or the calendar year in which the participant separates from service.

Other Tax Rules.   The Incentive Plan was designed to enable the Committee to structure awards that will not be subject to new Code Section 409(a) that imposes new restrictions and requirements on deferred compensation, including the types of awards that are available under this plan.

Current Tax Rates.   Long-term capital gains of individuals currently are subject to federal income tax at a maximum rate of 15%. Short-term capital gains and ordinary income of individuals currently are subject to tax at a maximum rate of 35%. These rates may change, and participants are encouraged to seek their own personal tax advice in connection with participation in the Incentive Plan.

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Registration of Shares

EarthLink intends to register shares covered by the 2006 Equity and Cash Incentive Plan under the Securities Act of 1933 before any stock options or stock appreciation rights could be exercised and before any shares of restricted stock, restricted stock units, stock awards or other stock-based or stock-related awards are granted.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE EARTHLINK, INC. 2006 EQUITY AND CASH INCENTIVE PLAN.

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AUDIT COMMITTEE

Pursuant to SEC rules for proxy statements, the Audit Committee of the Board of Directors of EarthLink has prepared the following Audit Committee Report. The Audit Committee intends that this report clearly describe the current audit program of EarthLink, including the underlying philosophy and activities of the Audit Committee.

Audit Committee Report

The primary function of the Audit Committee of the Board of Directors (the “Audit Committee”) is to assist the Board of Directors in fulfilling its oversight responsibilities by overseeing: (a) the integrity of EarthLink’s financial reports provided by EarthLink to any governmental body or the public, (b) EarthLink’s systems of internal auditing and controls, (c) management’s evaluation of EarthLink’s internal control over financial reporting in compliance with Section 404 of the Sarbanes-Oxley Act of 2002, and (d) EarthLink’s finance, auditing, accounting, legal, financial reporting and regulatory compliance as established by EarthLink. The Audit Committee operates under a written charter, a copy of which is attached hereto as Appendix A. During the past year, the Audit Committee has reviewed and reassessed its charter and determined that the charter adequately and effectively defines the duties and responsibilities of the Audit Committee. Consistent with this function, the Audit Committee encourages continuous improvement of, and fosters adherence to, EarthLink’s policies, procedures and practices at all levels. The Audit Committee is accountable and responsible to the full Board of Directors. The Audit Committee’s primary duties and responsibilities are to:

•                    Serve as an independent and objective party to monitor EarthLink’s financial reporting process and internal control systems, including management’s evaluation of EarthLink’s internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002;

•                    Review and appraise the audit efforts of EarthLink’s independent registered public accounting firm and internal auditing department; and

•                    Provide open channels of communication among EarthLink’s independent registered public accounting firm, financial and senior management, the internal auditing department and the Board of Directors.

Composition and Qualifications of Audit Committee

The Audit Committee presently consists of three non-employee directors: Ms. Fuller (Chairperson), Mr. Jones and Mr. Kavner. Each member of the Audit Committee is independent, financially literate and is free from any relationship that, in the judgment of the Board of Directors, would interfere with the exercise of independent judgment as a member of the Audit Committee. The Board of Directors has determined that Mr. Kavner is an audit committee financial expert, as defined by regulations promulgated by the SEC. The Audit Committee is, and will continue to be, composed of members that meet the independence, knowledge and experience requirements of Nasdaq as set forth in the NASD Listing Standards for Nasdaq-listed companies.

Election and Meetings

The Board of Directors annually elects the members of the Audit Committee to serve for a term of one year or other length of term, in the discretion of the Board of Directors, and shall otherwise serve until their successors are duly elected and qualified. Each member of the Audit Committee shall serve at the pleasure and discretion of the Board of Directors and may be replaced or removed by the Board of Directors at any time and from time to time in its discretion. At the time of each annual election of the Audit Committee members, or at other times in the discretion of the Audit Committee or the Board of Directors, the Audit Committee shall designate one member of the Audit Committee to be its Chairperson; in the absence of such designation, the Board of Directors shall designate the Chairperson.

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The Audit Committee meets quarterly, or more frequently as circumstances require. The Audit Committee meets at least annually with representatives from EarthLink’s executive management and independent registered public accounting firm in separate sessions to discuss any matters that the Audit Committee or either of these groups believes should be discussed. In addition, the Audit Committee or its Chairperson meets with representatives of the independent registered public accounting firm and EarthLink’s management at least quarterly to review EarthLink’s quarterly financial statements consistent with the provisions of Statement of Auditing Standards No. 61.

Responsibilities and Duties

To fulfill its responsibilities and duties, the Audit Committee performed the following during the year ended December 31, 2005:

Documents/Reports Review

1.     Reviewed and discussed EarthLink’s annual financial statements, management’s report on internal control over financial reporting and all certifications, reports, opinions or reviews rendered by EarthLink’s independent registered public accounting firm.

2.     Discussed with EarthLink’s financial management and representatives of the independent registered public accounting firm, prior to filing with the SEC, audited and unaudited financial statements and certain other disclosures to be included in EarthLink’s Quarterly Reports on Form 10-Q, Annual Report on Form 10-K and other reports that contain financial information. Management has represented to the Audit Committee that EarthLink’s financial statements were prepared in accordance with U.S. generally accepted accounting principles.

Independent Registered Public Accounting Firm

3.     Recommended to the Board of Directors the selection of Ernst & Young LLP as EarthLink’s independent registered public accounting firm for 2006. The Audit Committee evaluates the performance of the independent registered public accounting firm. The Audit Committee has discussed with representatives of the independent registered public accounting firm the matters required to be discussed by Statement of Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Sect. 380), regulations promulgated by the SEC and the Public Company Accounting Oversight Board. These discussions included the scope of the independent registered public accounting firm’s responsibilities; significant accounting adjustments; any disagreements with management; the quality, not just the acceptability, of accounting principles; reasonableness of significant judgments and the clarity of disclosures in the financial statements. In addition, the Audit Committee has received the written disclosures and the letter from Ernst & Young LLP relating to the independence of that firm as required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and has discussed with Ernst & Young LLP that firm’s independence with respect to EarthLink.

4.     Approved all fees and other compensation paid to Ernst & Young LLP. Monitored compliance with pre-approval policies and procedures, and otherwise pre-approved all non-audit engagements of Ernst & Young LLP.

5.     Periodically consulted with representatives of the independent registered public accounting firm out of the presence of EarthLink’s management regarding internal controls and the fullness and accuracy of EarthLink’s financial statements.

Financial Reporting Process

6.     In consultation with representatives of the independent registered public accounting firm and EarthLink’s internal financial and accounting personnel, reviewed the integrity of EarthLink’s financial reporting process, both internal and external.

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7.     Considered any significant judgments made in management’s preparation of EarthLink’s financial statements and management’s view of each as to the appropriateness of such judgments.

8.     Considered the independent registered public accounting firm’s judgments about the quality and appropriateness of EarthLink’s accounting principles as applied to its financial reporting.

Legal Compliance/Risk Management; General

9.     Reviewed, with EarthLink’s internal and outside legal counsel, legal compliance matters, including corporate securities trading policies, and legal matters that could have a significant impact on EarthLink’s financial statements.

10.   Reviewed and discussed with management EarthLink’s major financial and operating risks and exposures and the steps management has taken to monitor and control such risks and exposures, including EarthLink’s risk assessment and risk management policies.

11.   Reviewed related party transactions.

12.   Considered in advance the financial statement impact and internal control consequences of acquisitions and significant investments being proposed by EarthLink, including the pending acquisition of New Edge Networks and the March 2005 HELIO joint venture with SK Telecom.

Section 404 of the Sarbanes-Oxley Act of 2002

13.   Reviewed the report of management regarding the effectiveness of EarthLink’s internal control over financial reporting contained in EarthLink’s Annual Report on Form 10-K for the year ended December 31, 2005 filed with the SEC, as well as Ernst & Young LLP’s Report of Independent Registered Public Accounting Firm included in EarthLink’s Annual Report on Form 10-K related to its audit of (i) management’s assessment of the effectiveness of internal control over financial reporting and (ii) the effectiveness of internal control over financial reporting. During the year ended December 31, 2005, management updated the documentation and performed testing and evaluation of EarthLink’s internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. In this regard, the Audit Committee received periodic updates provided by management and the independent registered public accounting firm at each regularly scheduled Audit Committee meeting.

Based on the Audit Committee’s discussions with management and Ernst & Young LLP and the Audit Committee’s review of the representation of management and report of Ernst & Young LLP to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements and management’s report on internal control over financial reporting in EarthLink’s Annual Report on Form 10-K for the year ended December 31, 2005 filed with the SEC.

Submitted by: Audit Committee
Marce Fuller
Terrell B. Jones
Robert M. Kavner

The Audit Committee Report does not constitute solicitation material and should not be deemed filed or incorporated by reference into any of EarthLink’s other filings under the Securities Act of 1933, as amended, or the Exchange Act, as amended, except to the extent that EarthLink specifically incorporates this report by reference therein.

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PROPOSAL 3

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed the firm of Ernst & Young LLP, independent registered public accounting firm, to audit and report on the financial statements of EarthLink for the year ending December 31, 2006. EarthLink has employed Ernst & Young LLP as its independent registered public accounting firm since July 2000. It is expected that a representative of Ernst & Young LLP will be present at the Annual Meeting to answer questions of Stockholders and will have the opportunity, if desired, to make a statement.

In connection with the audit of the 2005 financial statements, EarthLink entered into an engagement agreement with Ernst & Young LLP which set forth the terms by which Ernst & Young LLP will perform audit services for EarthLink. That agreement is subject to alternative dispute resolution procedures and a mutual exclusion of punitive damages.

During the years ended December 31, 2004 and 2005, Ernst & Young LLP billed EarthLink the fees set forth below, including expenses, in connection with services rendered by that firm to EarthLink.

	Year Ended December 31,
	2004	2005
Audit fees	$1,012,000	$1,056,000
Audit-related fees	270,000	61,000
Tax fees	35,000	—
Other fees	—	17,000
Total	$1,317,000	$1,134,000

Audit fees include fees for services rendered for the audit of EarthLink’s annual financial statements and the reviews of the interim financial statements included in quarterly reports. Audit fees also include fees associated with rendering an opinion on EarthLink’s management report on internal control over financial reporting as of December 31, 2005 in accordance with Section 404 of the Sarbanes-Oxley Act of 2002. This category also includes fees for review of documents filed with the SEC.

Audit-related fees include fees associated with assurance and related services that are reasonably related to the performance of the audit or review of EarthLink’s financial statements. This category includes fees related to consultations regarding U.S. generally accepted accounting principles and general assistance with implementation of new SEC and Sarbanes-Oxley Act of 2002 requirements. Fees in connection with services related to the implementation of Section 404 compliance requirements were $0 in 2005 and $233,000 in 2004. Audit-related fees also include fees associated with audits of pension and other employee benefit plans.

Tax fees primarily include fees associated with tax advice and planning.

Other fees include fees associated with reviewing a target company’s financial statements and accounting policies for a proposed acquisition.

The Audit Committee of the Board of Directors has considered whether the provision of services described above under “Audit-related fees,” “Tax fees” and “Other fees” is compatible with maintaining the independence of Ernst & Young LLP, and has concluded that it is compatible.

Audit Committee Pre-Approval Policy

The Audit Committee’s policy is that all audit and non-audit services provided by its independent registered public accounting firm shall either be approved before the independent registered public

39

accounting firm is engaged for the particular services or shall be rendered pursuant to pre-approval procedures established by the Audit Committee. These services may include audit services and permissible audit-related services, tax services and other services. Pre-approval spending limits for audit services are established on an annual basis, detailed as to the particular service or category of services to be performed and implemented by EarthLink’s financial officers. Pre-approval spending limits for permissible non-audit services are established on a quarterly basis, detailed as to the particular service or category of services to be performed and implemented by EarthLink’s financial officers. Any audit or non-audit service fees that may be incurred by EarthLink during a quarter that fall outside the limits pre-approved by the Audit Committee for a particular service or category of services must be reviewed and approved by the Chairperson of the Audit Committee prior to the performance of services. On a quarterly basis, the Audit Committee reviews and itemizes all fees paid to its independent registered public accounting firm in the prior quarter (including fees approved by the Chairperson of the Audit Committee between regularly scheduled meetings and fees approved by EarthLink’s financial officers pursuant to the pre-approval policies described above) and further reviews and itemizes all fees expected to be paid in the upcoming quarter. The Audit Committee may revise its pre-approval spending limits and policies at any time. None of the fees paid to the independent registered public accounting firm were approved by the Audit Committee after the services were rendered pursuant to the “de minimis” exception established by the SEC for the provision of non-audit services.

THE AUDIT COMMITTEE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS EARTHLINK’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2006.

Stockholder ratification of the selection of Ernst & Young LLP as EarthLink’s independent registered public accounting firm is not required but is being presented as a matter of good corporate practice. Notwithstanding Stockholder ratification of the appointment of the independent registered public accounting firm, the Audit Committee, in its discretion, may direct the appointment of a new independent registered public accounting firm if the Audit Committee believes that such a change would be in the best interest of EarthLink and its Stockholders. If the Stockholders do not ratify the appointment, the Audit Committee will reconsider the appointment.

OTHER MATTERS

The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment.

SOLICITATION OF PROXIES

The cost of the solicitation of proxies on behalf of EarthLink will be borne by EarthLink. In addition, directors, officers and other employees of EarthLink may, without additional compensation except reimbursement for actual expenses, solicit proxies by mail, in person or by telecommunication. EarthLink will reimburse brokers, fiduciaries, custodians and other nominees for out-of-pocket expenses incurred in sending EarthLink’s proxy materials to, and obtaining instructions relating to such materials from, beneficial owners.

STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

In order for proposals of stockholders to be considered for inclusion in the proxy materials for the 2007 Annual Meeting of Stockholders, such proposals must be received by EarthLink at its executive

40

offices at 1375 Peachtree Street, NW, Atlanta, GA 30309, Attention: Corporate Secretary, on or prior to December 1, 2006.

Stockholders may bring other business before the Annual Meeting only in accordance with the provisions of EarthLink’s Amended and Restated Bylaws, which require, among other things, that notice be given to EarthLink no later than 90 days prior to the meeting. The 2007 Annual Meeting is tentatively scheduled for May 1, 2007. Management of EarthLink may use its discretionary authority to vote against any such proposals.

ANNUAL REPORT ON FORM 10-K

EarthLink will provide without charge to each person to whom this Proxy Statement has been delivered on the written request of any such person, a copy of EarthLink’s Annual Report on Form 10-K for the year ended December 31, 2005, including the financial statements. Requests should be directed to EarthLink, Inc., 1375 Peachtree Street, NW, Atlanta, Georgia 30309, Attention: Vice President—Investor Relations. EarthLink’s Annual Report on Form 10-K also may be accessed through EarthLink’s website at www.earthlink.net. A list of exhibits to the Annual Report on Form 10-K will be included in the copy of the Annual Report on Form 10-K. Any of the exhibits may be obtained by referring to the filings referenced in the exhibit listing, any of which may be obtained at the SEC’s website, www.sec.gov, or by written request to the Vice President—Investor Relations.

BENEFICIAL OWNERS

Unless we have received contrary instructions, EarthLink may send a single copy of its Annual Report, Proxy Statement and notice of Annual Meeting to any household at which two or more Stockholders reside if EarthLink believes the Stockholders are members of the same family. Each Stockholder in the household will continue to receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at your household and helps to reduce EarthLink’s expenses.

If you would like to receive your own set of EarthLink’s annual disclosure documents this year or in future years, follow the instructions described below. Similarly, if you share an address with another Stockholder and together both of you would like to receive only a single set of EarthLink’s annual disclosure documents, follow these instructions.

If your shares are registered in your own name, please contact EarthLink at its executive offices at 1375 Peachtree Street, NW, Atlanta, Georgia 30309, Attention: Vice President—Investor Relations, to inform us of your request. If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

By order of the Board of Directors,

Robert M. Kavner
Chairman of the Board
Atlanta, Georgia
March 30, 2006

41

Appendix A

EARTHLINK, INC.

AUDIT COMMITTEE
of the
BOARD OF DIRECTORS

CHARTER

(As of January 24, 2006)

I. Charter

This document shall be the official governing Charter (“Charter”) of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of EarthLink, Inc., a Delaware corporation (the “Company”), adopted by the Committee and the Board as of January 24, 2006. This Charter hereby replaces and supersedes all former Charters, including the Charter adopted in February 2000, as amended in January 2001, January 2003, January 2004 and January 2005. Definitions of certain terms used in this Charter are included in the Definitions section herein.

II. Purpose and Scope

The primary purpose of the Committee is to assist the Board in fulfilling its oversight responsibilities by overseeing: (a) the integrity of the Company’s financial reports provided by the Company to any governmental body or the public, (b) the Company’s systems of internal auditing and controls, and (c) the Company’s finance, auditing, accounting, legal, financial reporting and regulatory compliance as established by the Company.

Consistent with this purpose, the Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Company’s outside independent registered public accounting firm (“Auditor”) shall ultimately be accountable to the Committee, as representatives of the Company’s stockholders. The Committee shall be accountable and responsible to the full Board.

The Committee’s primary responsibilities and duties are to:

•       Serve as an independent and objective party to monitor the integrity of the Company’s financial reporting process and internal control systems;

•       Review and appraise the audit efforts of the Company’s Auditor and internal auditing department; and

•       Provide open channels of communication among the Company’s Auditor, financial and senior management, the internal auditing department and the Board.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in the Responsibilities and Duties section of this Charter.

III. Composition; Organization

The Committee shall consist of three (3) or more Independent Directors, which number shall be determined by the Board from time to time in its discretion.

Each member of the Committee shall be an Independent Director and have Financial Knowledge (each as defined herein) at the time of his or her appointment to the Committee, and shall be free from any relationship that, in the judgment of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. At least one (1) member of the Committee shall be an Audit Committee Financial Expert (as defined herein) at the time of his or her appointment to the Committee.

The Board annually shall elect the members of the Committee to serve for a term of one (1) year or other length of term, in the discretion of the Board, and shall otherwise serve until their successors are duly elected and qualified. Each member of the Committee shall serve at the pleasure and discretion of the Board and may be replaced or removed by the Board at any time and from time to time in its discretion. At the time of each annual election of the Committee members, or at other times in the discretion of the Committee or the Board, the Committee shall designate one member of the Committee to be its Chairman; in the absence of such designation by the Committee, the Board shall designate the Chairman.

IV. Meetings; Voting; Procedures

The Committee shall meet at least four times annually or as more frequently as the discharge of its responsibilities shall require. The Chairman or a majority of the members of the Committee may call meetings of the Committee upon reasonable notice to all members of the Committee. The Committee shall meet at such times and places as shall be determined by the Chairman. At each meeting of the Committee, a majority of the members shall constitute a quorum, and a majority of the members present at any meeting at which a quorum is present may act on behalf of the Committee. When present, the Chairman will preside at all meetings of the Committee. The Committee may meet in person or by telephonic or video conference, and may take actions by unanimous written consent of all the members of the Committee. The Committee shall keep regular minutes of its proceedings and shall report to the Board in an appropriate and timely fashion.

As an element of its duties to encourage and facilitate open communication, the Committee should meet at least annually with representatives from the Company’s executive management, internal auditing department and its Auditor in separate sessions to discuss any matters that the Committee or any of these groups believe should be discussed. In addition, the Committee should meet with the Company’s Auditor and a representative(s) of the Company’s management at least quarterly to review the Company’s financial statements consistent with the provisions of Documents/Reports Review section below.

V. Responsibilities and Duties

To fulfill its responsibilities and duties, the Committee shall:

Documents/Reports Review

1.     Review and, if it deems necessary or appropriate, update this Charter periodically, at least annually. If any revisions to the Charter are deemed necessary or appropriate, submit such recommended changes to the Board for its consideration and approval.

2.     Review and discuss the Company’s annual financial statements and any certification, report, opinion or review rendered by the Company’s Auditor.

3.     Review and discuss any regular internal reports to management prepared by the Company’s internal auditing department and management’s response to such reports. In addition, at least semi-annually, the Company’s internal auditing department shall report directly to the Committee as to its activities and any other matter requested of it by the Committee.

4.     Review and discuss with the Company’s financial management and its Auditor, prior to filing with the Securities and Exchange Commission or releasing to the public, all audited and unaudited financial statements, management’s discussion and analysis, and other disclosures to be included in the Company’s 10-Q Quarterly Reports, 10-K Annual Reports, other reports that contain financial information and press releases that contain financial information.

Independent Auditor

5.     Have sole authority to select the Company’s Auditor, considering independence and effectiveness and other factors it deems appropriate and in the best interests of the Company, and approve the fees and other compensation to be paid to such Auditor. The Committee shall have the sole authority to retain, remove and replace the Company’s Auditor and approve all nonaudit engagements of such Auditor.

6.     The Committee shall oversee the independence of such Auditor. The Committee shall obtain from the Auditor and review (at least annually) all information it deems appropriate and necessary to assess the independence and performance of the Auditor. On at least an annual basis, the Committee should receive from the Auditor a formal written statement delineating and describing all relationships between the Company and such firm, consistent with the Independence Standards Board’s Standard 1. The Committee should review and discuss with the Auditor all such identified relationships or services to examine and determine the independence and objectivity of the Auditor.

7.     Periodically consult with the Auditor out of the presence of the Company’s management regarding internal controls and the fullness and accuracy of the Company’s financial statements.

Financial Reporting Process

8.     In consultation with the Auditor and the Company’s internal personnel/auditors, review the integrity of the Company’s financial reporting process, both internal and external, and oversee the Company’s: (a) procedures for compliance with the “disclosure control and procedures,” (b) Code of Ethics for Chief Executive Officer/Senior Financial Officers, and (c) various certification obligations, all as required pursuant to federal securities laws.

9.     Consider any significant judgments made in management’s preparation of the financial statements and management’s view of each as to the appropriateness of such judgments.

10.   Consider the Auditor’s judgments about the quality and appropriateness of the Company’s accounting principles as applied to its financial reporting.

11.   Consider and approve, if appropriate, significant changes to the Company’s auditing and accounting principles and practices as suggested by the Auditor, management of the Company and/or its internal audit department.

Process and Organizational Improvements

12.   Following completion of the annual audit, review separately with each of management, the Auditor and the Company’s internal auditing department any problems and difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information, and management’s response.

13.   Review and resolve any significant disagreement among management and the Auditor or the Company’s internal auditing department in connection with the preparation of the financial statements.

14.   Review with the Auditor, the Company’s internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

15.   Review the organizational structure of the Company’s internal auditing department and the qualifications of the managers of the Company’s internal auditing department, and recommend any appropriate changes to the Company’s management.

Legal Compliance/Risk Management; General

16.   Review, with the Company’s internal and/or outside legal counsel, legal compliance matters, including corporate securities trading policies, and any legal matter that could have a material impact on the Company’s financial statements. In addition, at least annually, the Company’s General Counsel shall report directly to the Committee as to the status of all legal compliance matters that could have a material impact on the Company’s financial statements and any other matter requested of the General Counsel by the Committee.

17.   Review and discuss with management the Company’s material financial and operating risks and exposures and the steps management has taken to monitor and control such risks and exposures, including the Company’s risk assessment and risk management policies.

18.   Approve in advance all transactions between the Company and any of its Affiliates and all Related Party Transactions; and the Committee shall be provided all pertinent information and data regarding any such proposed transaction.

19.   Establish and oversee the Company’s procedures for handling the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters, as such may be required by the Sarbanes-Oxley Act of 2002 or other applicable law. The Committee shall have the exclusive authority to oversee, investigate and take remedial action with respect to any and all complaints regarding accounting, internal accounting controls or auditing matters. In addition, at least annually, the Committee shall report to the Board as to the status of all complaints relating to material accounting, internal accounting controls or auditing matters of which the Committee is aware.

20.   With respect to Helio, LLC (“Helio”), the Company’s joint venture with SK Telecom, (a) receive on an annual basis an oral report from Helio’s independent registered public accounting firm covering its report on Helio’s annual financial statements and (b) receive on an annual basis an oral report from either Helio’s independent registered public accounting firm or internal auditors covering Helio’s internal control structure.

21.   Annually perform an evaluation of itself.

22.   Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board may request or deems necessary or appropriate, including retention of outside experts, consultants and advisors.

VI. Definitions

In the event the applicable rules and requirements of the Securities and Exchange Commission or the Nasdaq Stock Market are amended from time to time to revise their defined terms, the corresponding definitions herein shall be automatically amended to conform to such definitions as revised by the Securities and Exchange Commission or the Nasdaq Stock Market, as applicable.

Affiliate means every (a) member of or nominee to the Board, (b) officer of the Company, and (c) beneficial or record owner of 5% or more of the Company’s outstanding common stock (including members of such person’s immediate family—spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-inlaw, brothers and sisters-in-law).

Audit Committee Financial Expert means a person who has the following attributes: (i) an understanding of generally accepted accounting principles and financial statements, (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves, (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities, (iv) an understanding of internal control over financial reporting, and (v) an understanding of audit committee functions. In addition, the person shall have acquired such attributes through: (i) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions, (ii) experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions, (iii) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, or (iv) other relevant experience.

Director means a duly elected and qualified individual serving on the Board of the Company.

Family Member means a person’s spouse, parents, children and siblings, whether by blood, marriage (including any in-law relationships) or adoption, or anyone residing in such person’s home.

Financial Knowledge means a working familiarity with basic finance and accounting practices, including the ability to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements.

Independent Director means a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship, which, in the opinion of the Company’s Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

(a)    a director who is, or at any time during the past three (3) years was, employed by the Company or by any subsidiary of the Company;

(b)   a director who accepted or who has a Family Member who accepted any payments from the Company or any subsidiary of the Company in excess of $60,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than the following:

(i)    compensation for Board or Board committee service;

(ii)   payments arising solely from investments in the Company’s securities;

(iii)  compensation paid to a Family Member who is a non-executive employee of the Company or a subsidiary of the Company;

(iv)  benefits under a tax-qualified retirement plan, or non-discretionary compensation;

(v)    loans from a financial institution provided that the loans (1) were made in the ordinary course of business, (2) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public, (3) did not involve more than a normal degree of risk or other unfavorable factors, and (4) were not otherwise subject to the specific disclosure requirements of SEC Regulation S-K, Item 404;

(vi)  payments from a financial institution in connection with the deposit of funds or the financial institution acting in an agency capacity, provided such payments were (1) made in the ordinary course of business; (2) made on substantially the same terms as those prevailing at the time for comparable transactions with the general public; and (3) not otherwise subject to the disclosure requirements of SEC Regulation S-K, Item 404; or

(vii) loans permitted under Section 13(k) of the Securities Exchange Act of 1934, as amended;

(c)    a director who is a Family Member of an individual who is, or at any time during the past three (3) years was, employed by the Company or by any subsidiary of the Company as an executive officer;

(d)   a director who is, or has a Family Member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three (3) fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following:

(i)    payments arising solely from investments in the Company’s securities; or

(ii)   payments under non-discretionary charitable contribution matching programs;

(e)    a director of the Company who is, or has a Family Member who is, employed as an executive officer of another entity where at any time during the past three (3) years any of the executive officers of the Company serve on the compensation committee of such other entity;

(f)    a director who is, or has a Family Member who is, a current partner of the Company’s outside auditor, or was a partner or employee of the Company’s outside auditor who worked on the Company ‘s audit at any time during any of the past three (3) years;

(g)    a director who, other than in his or her capacity as a member of the Board, the Committee or any other Board committee:

(i)    has, since being appointed to the Committee, accepted directly or indirectly any consulting, advisory or other compensatory fee from the Company or any subsidiary of the Company other than fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company; provided that such compensation is not contingent in any way on continued service; or

(ii)   is an Affiliate of the Company or any subsidiary of the Company; or

(h)   a director who participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three (3) years.

Related Party Transaction means any transaction required to be disclosed pursuant to Securities and Exchange Commission Regulation S-K, Item 404.

* * * * * * * * *

Appendix

EARTHLINK, INC.

2006 EQUITY AND CASH INCENTIVE PLAN

EARTHLINK, INC.	2006 EQUITY AND CASH INCENTIVE PLAN

i

ARTICLE VI OPTIONS	13

6.01 Grant	13
6.02 Option Price	13
6.03 Maximum Option Period	13
6.04 Nontransferability	13
6.05 Transferable Options	13
6.06 Exercise	14
6.07 Payment	14
6.08 Employee Status	15
6.09 Change in Control	15
6.10 Stockholder Rights	16
6.11 Disposition of Shares	16
6.12 No Liability of Company	16

ARTICLE VII SARS	17

7.01 Grant	17
7.02 Maximum SAR Period	17
7.03 Nontransferability	17
7.04 Transferable SARs	17
7.05 Exercise	18
7.06 Settlement	18
7.07 Employee Status	18
7.08 Change in Control	18
7.09 Stockholder Rights	19

ARTICLE VIII RESTRICTED STOCK AWARDS	20

8.01 Award	20
8.02 Payment.	20
8.03 Vesting	20
8.04 Maximum Restriction Period	21
8.05 Employee Status	21
8.06 Change in Control	21
8.07 Stockholder Rights	22

ARTICLE IX RESTRICTED STOCK UNITS	23

9.01 Grant	23
9.02 Earning the Award	23
9.03 Maximum Restricted Stock Unit Award Period	23
9.04 Payment	23
9.05 Nontransferability	23
9.06 Transferable Restricted Stock Units	24
9.07 Employee Status	24
9.08 Change in Control	24
9.09 Stockholder Rights	25

ARTICLE X INCENTIVE AWARDS	26

10.01 Grant	26
10.02 Earning the Award	26
10.03 Maximum Incentive Award Period	26
10.04 Payment	26
10.05 Nontransferability	26
10.06 Transferable Incentive Awards	27
10.07 Employee Status	27
10.08 Change in Control	27
10.09 Stockholder Rights	28

ARTICLE XI QUALIFIED PERFORMANCE-BASED COMPENSATION	29

11.01 Performance Conditions	29
11.02 Establishing the Amount of the Award	29
11.03 Earning the Award	30
11.04 Definitions of Performance Criteria	30

ARTICLE XII ADJUSTMENT UPON CHANGE IN COMMON STOCK	32

ARTICLE XIII COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES	33

13.01 Compliance.	33
13.02 Postponement of Exercise or Payment.	33
13.03 Forfeiture of Payment.	34

ARTICLE XIV LIMITATION ON BENEFITS	35

ARTICLE XV GENERAL PROVISIONS	36

15.01 Effect on Employment and Service	36
15.02 Unfunded Plan	36
15.03 Rules of Construction	36
15.04 Tax Withholding and Reporting.	36
15.05 Reservation of Shares.	37
15.06 Governing Law.	37
15.07 Other Actions.	37
15.08 Repurchase of Common Stock	37
15.09 Other Conditions.	37
15.10 Forfeiture Provisions.	38
15.11 Repricing of Awards.	38
15.12 Deferred Benefits	38

ARTICLE XVI CLAIMS PROCEDURES	40

ARTICLE XVII AMENDMENT	41

ARTICLE XVIII DURATION OF PLAN	42

ARTICLE XIX EFFECTIVE DATE OF PLAN	43

ARTICLE I
DEFINITIONS

1.01        Affiliate

Affiliate, as it relates to any limitations or requirements with respect to incentive stock options, means any “subsidiary” or “parent” corporation (as such terms are defined in Code Section 424) of the Company. Affiliate otherwise means any entity that is part of a controlled group of corporations or is under common control with the Company within the meaning of Code Sections 1563(a), 414(b) or 414(c), except that, in making any such determination, 50 percent shall be substituted for 80 percent under such Code Sections and the related regulations.

1.02        Agreement

Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Award granted to such Participant.

1.03        Award

Award means an Incentive Award, Option, Restricted Stock Award, Restricted Stock Unit or SAR granted under this Plan.

1.04        Board

Board means the Board of Directors of the Company.

1.05        Cause

Cause has the same definition as under any employment or service agreement between the Company or any Affiliate and the Participant or, if no such employment or service agreement exists or if such employment or service agreement does not contain any such definition, Cause means (i) the Participant’s willful and repeated failure to comply with the lawful directives of the Board, the Board of Directors of any Affiliate or any supervisory personnel of the Participant; (ii) any criminal act or act of dishonesty or willful misconduct by the Participant that has a material adverse effect on the property, operations, business or reputation of the Company or any Affiliate; (iii) the material breach by the Participant of the terms of any confidentiality, noncompetition, non-solicitation or other agreement that the Participant has with the Company or any Affiliate or (iv) acts by the Participant of willful malfeasance or gross negligence in a matter of material importance to the Company or any Affiliate. For purposes of the Plan, other than where the definition of Cause is determined under any employment or service agreement between the Company or any Affiliate and the Participant, in which case such employment or service agreement shall control, in no event shall any termination of employment be deemed for Cause unless the Company’s Chief Executive Officer concludes that the situation warrants a determination that the Participant’s employment terminated for Cause; in the case of the Chief

Executive Officer, any determination that the Chief Executive Officer’s employment terminated for Cause shall be made by the Board acting without the Chief Executive Officer.

1.06        Change in Control

Change in Control means the occurrence of any of the following events:

(a)           The accumulation in any number of related or unrelated transactions by any Person of beneficial ownership (as such term is used in Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of the combined voting power of the Company’s voting stock; provided that for purposes of this subsection (a), a Change in Control will not be deemed to have occurred if the accumulation of more than fifty percent (50%) of the voting power of the Company’s voting stock results from any acquisition of voting stock (i) directly from the Company that is approved by the Incumbent Board, (ii) by the Company, (iii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate, or (iv) by any Person pursuant to a merger, consolidation or reorganization (a “Business Combination”) that would not cause a Change in Control under clauses (i) and (ii) of subsection (b) below; or

(b)           Consummation of a Business Combination, unless, immediately following that Business Combination, (i) all or substantially all of the Persons who were the beneficial owners of voting stock of the Company immediately prior to that Business Combination beneficially own, directly or indirectly, at least fifty percent (50%) of the then outstanding shares of common stock and at least fifty percent (50%) of the combined voting power of the then outstanding voting stock entitled to vote generally in the election of directors of the entity resulting from that Business Combination (including, without limitation, an entity that as a result of that transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions relative to each other as their ownership, immediately prior to that Business Combination, of the voting stock of the Company, and (ii) at least sixty percent (60%) of the members of the Board of Directors of the entity resulting from that Business Combination holding at least sixty percent (60%) of the voting power of such Board of Directors were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board of Directors providing for that Business Combination and as a result of or in connection with such Business Combination, no Person has a right to dilute either of such percentages by appointing additional members to the Board of Directors or otherwise without election or other action by the shareholders; or

(c)           A sale or other disposition of all or substantially all of the assets of the Company, except pursuant to a Business Combination that would not cause a Change in Control under clauses (i) and (ii) of subsection (b) above; or

(d)           Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company, except pursuant to a Business Combination that would not cause a Change in Control under clauses (i) and (ii) of subsection (b) above; or

(e)           The acquisition by any Person, directly or indirectly, of the power to direct or cause the direction of the management and policies of the Company (i) through the ownership of securities which provide the holder with such power, excluding voting rights attendant with such securities, or (ii) by contract; provided that a Change in Control will not be deemed to have occurred if such power was acquired (x) directly from the Company in a transaction approved by the Incumbent Board, (y) by an employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate or (z) by any person pursuant to a Business Combination that would not cause a Change in Control under clauses (i) and (ii) of subsection (b) above.

1.07        Code

Code means the Internal Revenue Code of 1986 and any amendments thereto.

1.08        Committee

Committee means the Compensation Committee of the Board, or the Board itself if no Compensation Committee exists. If such Compensation Committee exists, if and to the extent deemed necessary by the Board, such Compensation Committee shall consist of two or more directors, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “outside directors” within the meaning of Code Section 162(m).

1.09        Common Stock

Common Stock means the common stock, $0.01 par value per share, of the Company.

1.10        Company

Company means EarthLink, Inc., a Delaware corporation, and any successor thereto.

1.11        Control Change Date

Control Change Date means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the “Control Change Date” is the date of the last of such transactions.

1.12        Corresponding SAR

Corresponding SAR means a SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

1.13        Deferred Compensation Program

Deferred Compensation Program means any plan or program that the Company may establish that is intended to constitute a deferred compensation plan for a select group of management and highly compensated employees of the Company and its Affiliates, pursuant to which eligible individuals may elect to defer the receipt of specified benefits or to which specified benefits otherwise deferred will be credited on behalf of eligible individuals (whether or not such benefits are deferred in connection with Awards granted under this Plan).

1.14        Deferred Stock Benefit

Deferred Stock Benefit means the specified benefit that the eligible individual elected to defer under the Deferred Compensation Program or that otherwise was deferred and credited under the Deferred Compensation Program that must be distributed or paid, if at all, in shares of Common Stock. A Deferred Stock Benefit will be paid pursuant to the terms of the Deferred Compensation Program and at such time or times as are set forth therein (which may be more than ten years from the date of grant of the Award in connection with which the receipt of Common Stock or cash or other consideration was deferred).

1.15        Exchange Act

Exchange Act means the Securities Exchange Act of 1934, as amended.

1.16        Fair Market Value

Fair Market Value of a share of Common Stock means, on any given date, the fair market value of a share of Common Stock as the Committee in its discretion shall determine; provided, however, that the Committee shall determine Fair Market Value without regard to any restriction other than a restriction which, by its terms, will never lapse and, if the shares of Common Stock are traded on any national stock exchange or quotation system, the Fair Market Value of a share of Common Stock shall be the closing price of a share of Common Stock as reported on such stock exchange or quotation system on such date, or if the shares of Common Stock are not traded on such stock exchange or quotation system on such date, then on the next preceding day that the shares of Common Stock were traded on such stock exchange or quotation system, all as reported by such source as the Committee shall select. The Fair Market Value that the Committee determines shall be final, binding and conclusive on the Company, any Affiliate and each Participant.

1.17        Incentive Award

Incentive Award means an award stated with reference to a specified dollar amount or number of shares of Common Stock which, subject to such terms and conditions as may be prescribed by the Committee, entitles the Participant to receive shares of Common Stock, cash or a combination thereof from the Company or an Affiliate.

1.18        Incumbent Board

Incumbent Board means a Board of Directors at least a majority of whom consist of individuals who either are (a) members of the Company’s Board as of the effective date of the adoption of this Plan or (b) members who become members of the Company’s Board subsequent to the date of the adoption of this Plan whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least sixty percent (60%) of the directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which that person is named as a nominee for director, without objection to that nomination), but excluding, for that purpose, any individual whose initial assumption of office occurs as a result of an actual or threatened election contest (within the meaning of Rule 14a-11 of the Exchange Act) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors.

1.19        Initial Value

Initial Value means, with respect to a Corresponding SAR, the Option price per share of the related Option and, with respect to a SAR granted independently of an Option, the Fair Market Value of one share of Common Stock on the date of grant.

1.20        Named Executive Officer

Named Executive Officer means a Participant who, as of the last day of a taxable year, is the Chief Executive Officer of the Company (or is acting in such capacity) or one of the four highest compensated officers of the Company (other than the Chief Executive Officer) or is otherwise one of the group of “covered employees,” as defined in the regulations promulgated under Code Section 162(m).

1.21        Option

Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

1.22        Participant

Participant means an employee of the Company or an Affiliate, a member of the Board or the Board of Directors of an Affiliate (whether or not an employee), or a person or entity that provides services to the Company or an Affiliate and who satisfies the requirements of Article IV and is selected by the Committee to receive an Award.

1.23        Plan

Plan means this EarthLink, Inc. 2006 Equity and Cash Incentive Plan, in its current form and as hereafter amended.

1.24        Person

Person means any individual, corporation, partnership, limited liability company, joint venture, incorporated or unincorporated association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof or any other entity of any kind.

1.25        Restricted Stock Award

Restricted Stock Award means shares of Common Stock granted to a Participant under Article VIII.

1.26        Restricted Stock Unit

Restricted Stock Unit means an award, stated with respect to a specified number of shares of Common Stock, that entitles the Participant to receive one share of Common Stock with respect to each Restricted Stock Unit that becomes payable under the terms and conditions of the Plan and the applicable Agreement.

1.27        SAR

SAR means a stock appreciation right that in accordance with the terms of an Agreement entitles the holder to receive cash or a number of shares of Common Stock based on the increase in the Fair Market Value of the shares underlying the stock appreciation right during a stated period specified by the Committee. References to “SARs” include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

1.28        Ten Percent Shareholder

Ten Percent Shareholder means any individual who (considering the stock attribution rules described in Code Section 424(d)) owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any Affiliate.

ARTICLE II
PURPOSES

The Plan is intended to assist the Company and its Affiliates in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Company and its Affiliates by associating their interests with those of the Company and its stockholders. The Plan is intended to permit the grant of Options qualifying under Code Section 422 (“incentive stock options”) and Options not so qualifying, SARs, Restricted Stock Awards, Restricted Stock Units and Incentive Awards in accordance with the Plan and procedures that may be established by the Committee. No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option. The proceeds received by the Company from the sale of shares of Common Stock pursuant to this Plan may be used for general corporate purposes.

ARTICLE III
ADMINISTRATION

The Plan shall be administered by the Committee. The Committee shall have authority to grant Awards upon such terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability, transferability, and forfeitability of all or any part of an Option or SAR, the transferability or forfeitability of a Restricted Stock Award, or the grant, settlement, forfeitability, or transferability of a Restricted Stock Unit or an Incentive Award, among other terms. Notwithstanding any such conditions, the Committee may, in its discretion and whether or not in connection with a Change in Control, accelerate the time at which any Option or SAR may be exercised, or the time at which a Restricted Stock Award may become transferable or nonforfeitable or the time at which an Incentive Award or award of Restricted Stock Units may be earned and settled. In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the Committee in connection with the administration of this Plan shall be final and conclusive. The members of the Committee shall not be liable for any act done in good faith with respect to this Plan or any Agreement or Award.

To the extent applicable law so permits, the Committee, in its discretion, may delegate to one or more officers of the Company all or part of the Committee’s authority and duties with respect to Awards to be granted to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and who are not Named Executive Officers. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegate or delegates that were consistent with the terms of the Plan and the Committee’s prior delegation. If and to the extent deemed necessary by the Board, (i) all Awards granted to any individual who is subject to the reporting and other provisions of Section 16 of the Exchange Act shall be made by a Committee comprised solely of two or more directors, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and (ii) all Awards granted to an individual who is a Named Executive Officer shall be made by a Committee comprised solely of two or more directors, all of whom are “outside directors” within the meaning of Code Section 162(m).

The Company shall bear all expenses of administering this Plan. The Company shall indemnify and hold harmless each person who is or shall have been a member of the Committee acting as administrator of the Plan, or any delegate of such, against and from any cost, liability, loss or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any action, claim, suit, or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or not taken under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company’s approval, or paid by such person in satisfaction of any judgment in any such action, suit, or proceeding against such person, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. Notwithstanding the foregoing, the Company shall not indemnify and hold harmless any such person if (i) applicable law or the Company’s Certificate of Incorporation or Bylaws prohibit such indemnification or (ii) such person did not act in good faith and in a manner that such person believed to be consistent with the Plan or (iii) such person’s conduct constituted gross negligence or willful misconduct. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law or otherwise, or under any other power that the Company may have to indemnify such person or hold him or her harmless. The provisions of the foregoing indemnity shall survive indefinitely the term of this Plan.

ARTICLE IV
ELIGIBILITY

Any employee of the Company or an Affiliate (including an entity that becomes an Affiliate after the adoption of this Plan), a member of the Board or the Board of Directors of an Affiliate (including an entity that becomes an Affiliate after the adoption of the Plan) (whether or not such board member is an employee) and any other person or entity that provides services to the Company or an Affiliate (including an entity that becomes an Affiliate after the adoption of the Plan) is eligible to participate in this Plan if the Committee, in its sole discretion, determines that such person or entity has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or any Affiliate or if it is otherwise in the best interest of the Company or any Affiliate for such person or entity to participate in this Plan.

ARTICLE V
COMMON STOCK SUBJECT TO PLAN

5.01        Common Stock Issued

Upon the issuance of shares of Common Stock pursuant to an Award, the Company may deliver to the Participant (or the Participant’s broker if the Participant so directs) shares of Common Stock from its authorized but unissued Common Stock, treasury shares or reacquired shares, whether reacquired on the open market or otherwise. On the distribution or payment of Deferred Stock Benefits, the Company may issue shares of Common Stock from its authorized but unissued Common Stock, treasury shares or reacquired shares, whether reacquired on the open market or otherwise.

5.02        Aggregate Limit

The maximum aggregate number of shares of Common Stock that may be issued under this Plan and to which Awards may relate or which may be distributed or paid in settlement of Deferred Stock Benefits shall be 10,000,000 shares. One hundred percent (100%) of such shares may be issued pursuant to Options or in settlement of Deferred Stock Benefits that represent deferred shares of Common Stock previously subject to Options. Alternatively, one hundred percent (100%) of such shares may be issued pursuant to SARs, Restricted Stock Awards, Restricted Stock Units or Incentive Awards or any other Deferred Stock Benefits to be distributed or paid under the Deferred Compensation Program, including without limitation, those with respect to SARs, Restricted Stock Awards, Restricted Stock Units or Incentive Awards. The maximum number of shares of Common Stock that may be issued in each instance shall be subject to adjustment as provided in Article XII.

5.03        Individual Limit

In any calendar year, no Participant may be granted Options, SARs, Restricted Stock Awards, Restricted Stock Units or any combination thereof that relate to more than one million shares of Common Stock. For purposes of the foregoing limit, an Option and its Corresponding SAR shall be treated as a single Award. In any calendar year, no Participant may be granted an Incentive Award (i) with reference to a specified dollar limit for more than $1,000,000 and (ii) with reference to a specified number of shares of Common Stock for more than one million shares of Common Stock. If an Award that a Participant holds is cancelled or subject to a repricing within the meaning of the regulations under Code Section 162(m) (after shareholder approval as required herein), the cancelled Award shall continue to be counted against the maximum number of shares of Common Stock for which Awards may be granted to the Participant in any calendar year as required under Code Section 162(m). The maximum number of shares that may be granted in any calendar year to any Participant shall be subject to adjustment as provided in Article XII.

5.04        Awards Settled in Cash; Reissue of Awards and Shares

To the extent that an Award is settled in cash or a form other than shares of Common Stock, the shares of Common Stock that would have been delivered had there been no such cash or other settlement shall not be counted against the shares of Common Stock available for issuance under the Plan; however, the number of underlying shares of Common Stock with respect to which the Award related shall be counted against the applicable Common Stock limit under Section 5.02 above as opposed to counting the number of shares of Common Stock that would have been delivered had there been no such cash or other settlement. To the extent that any shares of Common Stock are issued pursuant to an Award, the number of shares of Common Stock that shall be counted against the applicable Common Stock limit under Section 5.02 above shall be the greater of (i) the number of underlying shares of Common Stock with respect to which the Award related or (ii) the number of shares of Common Stock actually issued in settlement of such Award. Shares of Common Stock that are subject to or underlie Awards that expire, or for any reason are cancelled, terminated or forfeited, fail to vest, or for any other reason are not paid or delivered under the Plan, shall again be available for issuance pursuant to subsequent Awards under the Plan. Such shares of Common Stock, with respect to the portion of that Award that is cancelled, terminated, forfeited, fails to vest or is otherwise not paid or delivered, will be treated for purposes of Section 5.02 above as if they had never been issued. Shares of Common Stock that are otherwise reacquired from the Participant or the Participant’s transferee to pay the exercise or purchase price of an Award or to satisfy the minimum applicable tax withholding obligation of the Company or an Affiliate with respect to an Award shall not be treated, for purposes of Section 5.02 above, as shares of Common Stock available for issuance under the Plan and shall not be so available.

5.05        Deferred Stock Benefits

Shares of Common Stock issued or distributed in settlement of Deferred Stock Benefits, shares of Common Stock subject to Awards with respect to which there is a Deferred Stock Benefit and any other Deferred Stock Benefits to be paid or distributed under the Deferred Compensation Program shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan and to which Awards may relate unless and until such shares of Common Stock shall not be issued because of the surrender, lapse, expiration, forfeiture or termination of any rights in such shares of Common Stock or the Deferred Stock Benefits; provided, however, that shares of Common Stock shall be counted toward the foregoing limits only once (so that in the case of shares of Common Stock subject to Awards that are cancelled in connection with the Deferred Stock Benefits, such shares of Common Stock shall only be counted once). If a Deferred Stock Benefit is forfeited, in whole or in part, the number of shares of Common Stock allocated to such Deferred Stock Benefit or portion thereof may be reallocated to other Awards to be granted under the Plan or to settle other Deferred Stock Benefits. However, shares of Common Stock issued in settlement of or representing Deferred Stock Benefits that constitute earnings on deferred shares of Common Stock shall be counted separately towards the foregoing Common Stock limit under Section 5.02 above.

ARTICLE VI
OPTIONS

6.01        Grant

In accordance with the provisions of Article IV, the Committee will designate each individual or entity to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such grant and whether the Option is an incentive stock option or a nonqualified stock option. Notwithstanding any other provision of the Plan or any Agreement, the Committee may only grant an incentive stock option to an individual who is an employee of the Company or an Affiliate. An Option may be granted with or without a corresponding SAR.

6.02        Option Price

The price per share of Common Stock purchased on the exercise of an Option shall be determined by the Committee on the date of grant, but shall not be less than the Fair Market Value of a share of Common Stock on the date the Option is granted. However, if at the time of grant of an Option that is intended to be an incentive stock option, the Participant is a Ten Percent Shareholder, the price per share of Common Stock purchased on the exercise of such Option shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

6.03        Maximum Option Period

The maximum period in which an Option may be exercised shall be determined by the Committee on the date of grant, except that no Option shall be exercisable after the expiration of ten years from the date such Option was granted (five years from the date such Option was granted in the event of an incentive stock option granted to a Ten Percent Shareholder).

6.04        Nontransferability

Except as provided in Section 6.05, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities. Except as provided in Section 6.05, during the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

6.05        Transferable Options

Section 6.04 to the contrary notwithstanding, if the Agreement so provides, an Option that is not an incentive stock option may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as are appropriate for such transferees to be included in the class of transferees who may rely on a Form S-8 Registration Statement under the Securities Act of 1933 to sell shares issuable upon exercise of Options granted under the Plan. Any such transfer will be permitted only if (i) the Participant does not receive any consideration for the transfer and (ii) the Committee expressly approves the transfer. The holder of an Option transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Option except by will or the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.

6.06        Exercise

Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that incentive stock options (granted under the Plan and all plans of the Company and its Affiliates) may not be first exercisable in a calendar year for shares of Common Stock having a Fair Market Value (determined as of the date the Option is granted) exceeding $100,000. If the limitation is exceeded, the Options that cause the limitation to be exceeded shall be treated as nonqualified stock options. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option. The exercise of an Option shall result in the termination of the Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.

6.07        Payment

Subject to rules established by the Committee and unless otherwise provided in an Agreement, payment of all or part of the Option price shall be made in cash or cash equivalent acceptable to the Committee. If the Agreement so provides, the Committee, in its discretion and provided applicable law so permits, may allow a Participant to pay all or part of the Option price (i) by surrendering shares of Common Stock to the Company that the Participant already owns; (ii) by a cashless exercise through a broker; (iii) by such other medium of payment as the Administrator in its discretion shall authorize or (iv) by any combination of the aforementioned methods of payment. If shares of Common Stock are used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

6.08        Employee Status

For purposes of determining the applicability of Code Section 422 (relating to incentive stock options), or in the event that the terms of any Option provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

6.09        Change in Control

Notwithstanding any provision of any Agreement, in the event of or in anticipation of a Change in Control, the Committee in its discretion may (i) declare that some or all outstanding Options previously granted under the Plan, whether or not then exercisable, shall terminate as of a date before or on the Control Change Date without any payment to the holder of the Option, provided the Committee gives prior written notice to the Participants of such termination and gives such Participants the right to exercise their outstanding Options for at least seven (7) days before such date to the extent then exercisable (or to the extent such Options would have been exercisable as of the Control Change Date), (ii) terminate before or on the Control Change Date some or all outstanding Options previously granted under the Plan, whether or not then exercisable, in consideration of payment to the holder of the Option, with respect to each share of Common Stock for which the Option is then exercisable (or for which the Option would have been exercisable as of the Control Change Date), of the excess, if any, of the Fair Market Value on such date of the Common Stock subject to such portion of the Option over the Option price (provided that outstanding Options that are not then exercisable and that would not become exercisable on the Control Change Date, and Options with respect to which the Fair Market Value of the Common Stock subject to the Options does not exceed the Option price, shall be cancelled without any payment therefor) or (iii) take such other action as the Committee determines to be reasonable under the circumstances to permit the Participant to realize the value of the Option (which value for purposes of Options that are not then exercisable and that would not become exercisable as of the Control Change Date, and Options with respect to which the Fair Market Value of the Common Stock subject to the Options does not exceed the Option price, shall be deemed to be zero). The payment described in (ii) above may be made in any manner the Committee determines, including in cash, stock or other property. The Committee may take the actions described in (i) or (ii) above with respect to Options that are not then exercisable whether or not the Participant will receive any payment therefor. The Committee in its discretion may take any of the actions described in this Section 6.09 contingent on consummation of the Change in Control and with respect to some or all outstanding Options, whether or not then exercisable, or on an Option-by-Option basis, which actions need not be uniform with respect to all outstanding Options. However, the Options shall not be terminated to the extent that written provision is made for their continuance, assumption or substitution by the Company or a successor employer or its parent or subsidiary in connection with the Change in Control. The Committee may provide in an applicable Agreement that a Participant’s outstanding Options shall be fully exercisable on and after a Control Change Date or immediately before the date the Options will be terminated in connection with the Change in Control, as described above.

6.10        Stockholder Rights

No Participant shall have any rights as a stockholder with respect to shares subject to his or her Option until the date of exercise of such Option.

6.11        Disposition of Shares

A Participant shall notify the Company of any sale or other disposition of shares of Common Stock acquired pursuant to an Option that was an incentive stock option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of shares of Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.

6.12        No Liability of Company

The Company shall not be liable to any Participant or any other person if the Internal Revenue Service or any court or other authority having jurisdiction over such matter determines for any reason that an Option intended to be an incentive stock option and granted hereunder does not qualify as an incentive stock option.

ARTICLE VII
SARS

7.01        Grant

In accordance with the provisions of Article IV, the Committee will designate each individual or entity to whom SARs are to be granted and will specify the number of shares of Common Stock covered by such grant. In addition, no Participant may be granted Corresponding SARs (under this Plan and all other incentive stock option plans of the Company and its Affiliates) that are related to incentive stock options which are first exercisable in any calendar year for shares of Common Stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds $100,000.

7.02        Maximum SAR Period

The term of each SAR shall be determined by the Committee on the date of grant, except that no SAR shall have a term of more than ten years from the date such SAR was granted (five years for a Corresponding SAR that is related to an incentive stock option and that is granted to a Ten Percent Shareholder). No Corresponding SAR shall be exercisable or continue in existence after the expiration of the Option to which the Corresponding SAR relates.

7.03        Nontransferability

Except as provided in Section 7.04, each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities. Except as provided in Section 7.04, during the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant. No right or interest of a Participant in any SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

7.04        Transferable SARs

Section 7.03 to the contrary notwithstanding, if the Agreement so provides, a SAR, other than a Corresponding SAR that is related to an incentive stock option, may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as are appropriate for such transferees to be included in the class of transferees who may rely on a Form S-8 Registration Statement under the Securities Act of 1933 to sell shares received pursuant to Awards granted under the Plan. Any such transfer will be permitted only if (i) the Participant does not receive any consideration for the transfer and (ii) the Committee expressly approves the transfer. The holder of a SAR transferred pursuant to this Section shall be bound by the same terms and conditions that governed the SAR during the period that it was held by the Participant; provided, however, that such transferee may not transfer the SAR except by will or the laws of descent and distribution. In the event of any transfer of a Corresponding SAR (by the Participant or his or her transferee), the Corresponding SAR and the related Option must be transferred to the same person or person or entity or entities.

7.05        Exercise

Subject to the provisions of this Plan and the applicable Agreement, a SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that a SAR may be exercised only when the Fair Market Value of the Common Stock that is subject to the exercise exceeds the Initial Value of the SAR and a Corresponding SAR may be exercised only to the extent that the related Option is exercisable. A SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of a SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.

7.06        Settlement

The amount payable as a result of the exercise of a SAR shall be settled in cash, by the issuance of shares of Common Stock or by a combination thereof. No fractional share will be deliverable upon the exercise of a SAR but a cash payment will be made in lieu thereof.

7.07        Employee Status

If the terms of any SAR provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

7.08        Change in Control

Notwithstanding any provision of any Agreement, in the event of or in anticipation of a Change in Control, the Committee in its discretion may (i) declare that some or all outstanding SARs previously granted under the Plan, whether or not then exercisable, shall terminate as of a date before or on the Control Change Date without any payment to the holder of the SAR, provided the Committee gives prior written notice to the Participants of such termination and gives such Participants the right to exercise their outstanding SARs at least seven (7) days before such termination date to the extent then exercisable (or to the extent such SARs would have been exercisable as of the Control Change Date), (ii) terminate before or on the Control Change Date some or all outstanding SARs previously granted under the Plan, whether or not then exercisable, in consideration of payment to the holder of the SARs, with respect to each share of Common Stock for which the SARs are then exercisable (or for which the SARs would have been exercisable as of the Control Change Date), of the excess, if any, of the Fair Market Value of such Common Stock on such date over the Initial Value of the SARs (provided that outstanding SARs that are not then exercisable and that would not become exercisable on the Control Change Date, and SARs with respect to which the Fair Market Value of the Common Stock does not exceed the Initial Value, shall be cancelled without any payment therefor) or (iii) take such other action as the Committee determines to be reasonable under the circumstances to permit the Participant to realize the value of the SARs (which value for purposes of SARs that are not then exercisable and that would not become exercisable as of the Control Change Date, and SARs with respect to which the Fair Market Value of the Common Stock does not exceed the Initial Value, shall be deemed to be zero). The payment described in (ii) above may be made in any manner the Committee determines, including in cash, stock or other property. The Committee may take the actions described in (i) or (ii) above with respect to SARs that are not then exercisable whether or not the Participant will receive any payment therefor. The Committee in its discretion may take any of the actions described in this Section 7.08 contingent on consummation of the Change in Control and with respect to some or all outstanding SARs, whether or not then exercisable, or on a SAR-by-SAR basis, which actions need not be uniform with respect to all outstanding SARs. Notwithstanding the foregoing, no payment shall be made with respect to a Corresponding SAR to the extent the Committee made a payment with respect to the Option that relates to the Corresponding SAR. No SARs shall be terminated to the extent that written provision is made for their assumption, continuance or substitution by the Company or a successor employer or its parent or subsidiary in connection with the Change in Control. The Committee may provide in an applicable Agreement that a Participant’s outstanding SARs shall be fully exercisable on and after a Control Change Date or immediately before the date the SARs will be terminated in connection with the Change in Control, as described above.

7.09        Stockholder Rights

No Participant shall, as a result of receiving a SAR, have any rights as a stockholder of the Company or any Affiliate until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

ARTICLE VIII
RESTRICTED STOCK AWARDS

8.01        Award

In accordance with the provisions of Article IV, the Committee will designate each individual or entity to whom a Restricted Stock Award is to be granted, will specify the number of shares of Common Stock covered by such grant and the price, if any, to be paid for each share of Common Stock covered by the grant.

8.02        Payment.

Unless the Agreement provides otherwise, if the Participant must pay for a Restricted Stock Award, payment of the Award shall be made in cash or cash equivalent acceptable to the Committee.  If the Agreement so provides, the Committee, in its discretion and provided applicable law so permits, may allow a Participant to pay all or part of the purchase price (i) by surrendering shares of Common Stock to the Company the Participant already owns, (ii) by such other medium of payment as the Committee in its discretion shall authorize or (iii) by any combination of the foregoing methods of payment.  If Common Stock is used to pay all or part of the purchase price, the sum of cash and cash equivalent and other payments and the Fair Market Value (determined as of the day preceding the date of purchase) of the Common Stock surrendered must not be less than the purchase price of the Restricted Stock Award.

8.03        Vesting

The Committee, on the date of grant may, but need not, prescribe that a Participant’s rights in the Restricted Stock Award shall be forfeitable and nontransferable for a period of time or subject to such conditions as may be set forth in the Agreement.  Notwithstanding any provision herein to the contrary, the Committee, in its sole discretion may grant Restricted Stock Awards that are nonforfeitable and transferable immediately upon grant.  By way of example and not of limitation, the Committee may prescribe that a Participant’s rights in a Restricted Stock Award shall be forfeitable and nontransferable subject to (a) the attainment of objectively determinable performance conditions based on the criteria described in Article XI, (b) the Participant’s completion of a specified period of employment or service with the Company or an Affiliate, (c) the Participant’s death, disability or retirement or (d) satisfaction of a combination of any of the foregoing factors.  Notwithstanding the preceding sentence, if and to the extent deemed necessary by the Committee, Restricted Stock Awards granted to Named Executive Officers shall be forfeitable and nontransferable subject to attainment of objectively determinable performance conditions based on the criteria described in Article XI and shall be subject to the other requirements set forth in Article XI so as to enable such Restricted Stock Award to qualify as “qualified performance-based compensation” under the regulations promulgated under Code Section 162(m).  A Restricted Stock Award can only become nonforfeitable and transferable during the Participant’s lifetime in the hands of the Participant.

8.04        Maximum Restriction Period

To the extent the Participant’s rights in a Restricted Stock Award are forfeitable and nontransferable for a period of time, the Committee on the date of grant shall determine the maximum period over which the rights may become nonforfeitable and transferable, except that such period shall not exceed ten years from the date of grant.

8.05        Employee Status

In the event that the terms of any Restricted Stock Award provide that shares shall become nonforfeitable and transferable thereunder only after completion of a specified period of employment or continuous service, the Committee may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

8.06        Change in Control

Notwithstanding any provision of any Agreement, in the event of or in anticipation of a Change in Control, the Committee in its discretion may (i) terminate before or on the Control Change Date outstanding Restricted Stock Awards previously granted under the Plan that are not then nonforfeitable and transferable (and that will not have become nonforfeitable and transferable as of the Control Change Date) without any payment to the holder of the Restricted Stock Awards other than return of the purchase price, if any, paid for the Restricted Stock Award, (ii) terminate before or on the Control Change Date outstanding Restricted Stock Awards previously granted under the Plan that are not then nonforfeitable and transferable (but that would have become nonforfeitable and transferable as of the Control Change Date) in exchange for a payment equal to the difference between the then Fair Market Value of the shares of Common Stock subject to the Restricted Stock Award less the unpaid purchase price, if any, for such shares or (iii) take such other action as the Committee determines to be reasonable under the circumstances to permit the Participant to realize the value of the Restricted Stock Award (which value for purposes of a Restricted Stock Award that is forfeitable and nontransferable and that would not have become nonforfeitable and transferable as of the Control Change Date shall be deemed to be zero).  The payment described in (ii) above may be made in any manner the Committee determines, including in cash, stock or other property.  The Committee in its discretion may take any of the actions described in this Section 8.06 contingent on the consummation of the Change in Control and with respect to some or all outstanding Restricted Stock Awards or on a Restricted Stock Award-by-Restricted Stock Award basis, which actions need not be uniform with respect to all outstanding Restricted Stock Awards.  The preceding sentences to the contrary notwithstanding, the Restricted Stock Awards shall not be terminated to the extent that written provision is made for their assumption, continuance or substitution by the Company or a successor employer or its parent or subsidiary in connection with the Change in Control.  The Committee may provide in an applicable Agreement that a Participant’s outstanding Restricted Stock Awards shall be nonforfeitable and transferable on and after a Control Change Date or immediately before the date the Restricted Stock Awards would otherwise be terminated in connection with the Change in Control, as described above.

8.07        Stockholder Rights

Prior to their forfeiture (in accordance with the applicable Agreement and while the shares of Common Stock granted pursuant to the Restricted Stock Award may be forfeited and are nontransferable), a Participant will have all rights of a stockholder with respect to a Restricted Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares granted pursuant to a Restricted Stock Award, (ii) the Company shall retain custody of the certificates evidencing shares granted pursuant to a Restricted Stock Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Restricted Stock Award.  Notwithstanding the preceding sentence, if and to the extent deemed necessary by the Committee, dividends payable with respect to Restricted Stock Awards shall accumulate (without interest) and become payable to the Participant at the time, and only to the extent that, the portion of the Restricted Stock Award to which the dividends relate has become transferable and nonforfeitable.  The limitations set forth in the preceding sentences shall not apply after the shares granted under the Restricted Stock Award are transferable and are no longer forfeitable.

ARTICLE IX
RESTRICTED STOCK UNITS

9.01        Grant

In accordance with the provisions of Article IV, the Committee will designate each individual or entity to whom a grant of Restricted Stock Units is to be made and will specify the number of shares covered by such grant.

9.02        Earning the Award

The Committee, on the date of grant of the Restricted Stock Units, shall prescribe that the Restricted Stock Units will be earned and become payable subject to such conditions as are set forth in the Agreement.  By way of example and not of limitation, the Committee may prescribe that the Restricted Stock Units will be earned and become payable upon (a) the satisfaction of objectively determinable performance conditions based on the criteria described in Article XI, (b) the Participant’s completion of a specified period of employment or service with the Company or an Affiliate, (c) the Participant’s death, disability or retirement or (d) satisfaction of a combination of any of the foregoing factors.  If and to the extent deemed necessary by the Committee, Restricted Stock Units granted to Named Executive Officers shall become payable upon the satisfaction of objectively determinable performance conditions based on the criteria described in Article XI and shall be subject to the other requirements set forth in Article XI so as to enable such Restricted Stock Units to qualify as “qualified performance-based compensation” under the regulations promulgated under Code Section 162(m).

9.03        Maximum Restricted Stock Unit Award Period

The Committee, on the date of grant, shall determine the maximum period over which Restricted Stock Units may be earned, except that such period shall not exceed ten years from the date of grant.

9.04        Payment

The amount payable when an award of Restricted Stock Units is earned shall be settled by the issuance of one share of Common Stock for each Restricted Stock Unit that is earned.  A fractional share of Common Stock shall not be deliverable when an award of Restricted Stock Units is earned, but a cash payment will be made in lieu thereof.

9.05        Nontransferability

Except as provided in Section 9.06, Restricted Stock Units granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution.  No right or interest of a Participant in any Restricted Stock Units shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

9.06        Transferable Restricted Stock Units

Section 9.05 to the contrary notwithstanding, if the Agreement provides, an award of Restricted Stock Units may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as are appropriate for such transferees to be included in the class of transferees who may rely on a Form S-8 Registration Statement under the Securities Act of 1933 to sell shares received pursuant to Awards granted under the Plan.  Any such transfer will be permitted only if (i) the Participant does not receive any consideration for the transfer and (ii) the Committee expressly approves the transfer.  The holder of Restricted Stock Units transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Restricted Stock Units during the period that they were held by the Participant; provided, however that such transferee may not transfer Restricted Stock Units except by will or the laws of descent and distribution.

9.07        Employee Status

In the event that the terms of any Restricted Stock Unit award provide that no payment will be made unless the Participant completes a stated period of employment or continued service, the Committee may decide to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

9.08        Change in Control

Notwithstanding any provision of any Agreement, in the event of or in anticipation of a Change in Control, the Committee in its discretion may (i) terminate before or on the Control Change Date some or all outstanding Restricted Stock Units previously granted under the Plan that are not then earned and payable (and that will not become earned and payable as of the Control Change Date) without any payment to the holder of the Restricted Stock Units, (ii) terminate before or on the Control Change Date some or all outstanding Restricted Stock Units previously granted under the Plan that are not then earned and payable (but that will become earned and payable as of the Control Change Date) in exchange for a payment equal to the then Fair Market Value of the Common Stock covered by the Restricted Stock Units or (iii) take such other action as the Committee determines to be reasonable under the circumstances to permit the Participant to realize the value of the Restricted Stock Units (which value for purposes of Restricted Stock Units that are not then earned and payable and that will not become earned and payable as of the Control Change Date shall be deemed to be zero).  The payment described in (ii) above may be made in any manner the Committee determines, including in cash, stock or other property.  The Committee in its discretion may take the actions described in this Section 9.08 contingent on consummation of the Change in Control and with respect to some or all outstanding Restricted Stock Units or on a Restricted Stock Unit-by-Restricted Stock Unit basis, which actions need not be uniform with respect to all outstanding Restricted Stock Units.  The Restricted Stock Units shall not be terminated to the extent that written provision is made for their assumption, continuance or substitution by the Company or a successor employer or its parent or subsidiary in connection with the Change in Control.  The Committee may provide in an applicable Agreement that a Participant’s outstanding Restricted Stock Units shall be deemed earned (and any shares of Common Stock to be paid in settlement of such Restricted Stock Units shall be nonforfeitable and transferable) as of a Control Change Date or immediately before the date the Restricted Stock Units would otherwise be terminated in connection with the Change in Control, as described above.

9.09        Stockholder Rights

No Participant shall, as a result of receiving a grant of Restricted Stock Units, have any rights as a stockholder until and then only to the extent that the Restricted Stock Units are earned and settled in shares of Common Stock.  However, notwithstanding the foregoing, the Committee in its sole discretion may set forth in the Agreement that, for so long as the Participant holds any Restricted Stock Units, if the Company pays any cash dividends on its Common Stock, then (a) the Company may pay the Participant in cash for each outstanding Restricted Stock Unit covered by the Agreement as of the record date of such dividend, less than any required withholdings, the per share amount of such dividend or (b) the number of outstanding Restricted Stock Units covered by the Agreement may be increased by the number of Restricted Stock Units, rounded down to the nearest whole number, equal to (i) the product of the number of the Participant’s outstanding Restricted Stock Units as of the record date for such dividend multiplied by the per share amount of the dividend divided by (ii) the fair market value of a share of Common Stock on the payment date of such dividend.  In the event additional Restricted Stock Units are awarded, such Restricted Stock Units shall be subject to the same terms and conditions set forth in the Plan and the Agreement as the outstanding Restricted Stock Units with respect to which they were granted.

ARTICLE X
INCENTIVE AWARDS

10.01      Grant

In accordance with the provisions of Article IV, the Committee will designate each individual or entity to whom Incentive Awards are to be granted.  All Incentive Awards shall be determined exclusively by the Committee under the procedures established by the Committee.

10.02      Earning the Award

The Committee, on the date of grant of an Incentive Award, shall specify in the applicable Agreement the terms and conditions which govern the grant, including without limitation, whether the Participant, to be entitled to payment, must be employed or providing services to the Company or an Affiliate at the time the Incentive Award is to be paid.  By way of example and not of limitation, the Committee may prescribe that the Incentive Award shall be earned and payable upon (a) the satisfaction of objectively determinable performance conditions based on the criteria described in Article XI, (b) the Participant’s completion of a specified period of employment or service with the Company or an Affiliate, (c) the Participant’s death, disability or retirement or (d) satisfaction of a combination of any of the foregoing factors.  If and to the extent deemed necessary by the Committee, Incentive Awards granted to Named Executive Officers shall be earned and become payable upon the satisfaction of objectively determinable performance conditions based on the criteria described in Article XI and shall be subject to the other requirements set forth in Article XI so as to enable the Incentive Awards to qualify as “qualified performance-based compensation” under the regulations promulgated under Code Section 162(m).

10.03      Maximum Incentive Award Period

The Committee, at the time an Incentive Award is made, shall determine the maximum period over which the Incentive Award may be earned, except that such period shall not exceed ten years from the date of grant.

10.04      Payment

The amount payable when an Incentive Award is earned may be settled in cash, by the issuance of shares of Common Stock or by a combination thereof, as the Committee, in its sole discretion determines and sets forth in the applicable Agreement.  A fractional share of Common Stock shall not be deliverable when an Incentive Award is earned, but a cash payment will be made in lieu thereof.

10.05      Nontransferability

Except as provided in Section 10.06, Incentive Awards granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution.  No right or interest of a Participant in an Incentive Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

10.06      Transferable Incentive Awards

Section 10.05 to the contrary notwithstanding, if an Agreement so provides, an Incentive Award may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or to a partnership in which such family members are the only partners, on such terms and conditions as are appropriate for such transferees to be included in the class of transferees who may rely on a Form S-8 Registration Statement under the Securities Act of 1933 to sell shares received pursuant to Awards granted under the Plan.  Any such transfer will be permitted only if (i) the Participant does not receive any consideration for the transfer and (ii) the Committee expressly approves the transfer.  The holder of an Incentive Award transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Incentive Award during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Incentive Award except by will or the laws of descent and distribution.

10.07      Employee Status

If the terms of an Incentive Award provide that a payment will be made thereunder only if the Participant completes a stated period of employment or continuous service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

10.08      Change in Control

Notwithstanding any provision of any Agreement, in the event of or in anticipation of a Change in Control, the Committee in its discretion may (i) terminate before or on the Control Change Date some or all outstanding Incentive Awards previously granted under the Plan that are not then earned and payable (and that will not become earned and payable as of the Control Change Date) without any payment to the holder of the Incentive Award or (ii) take such other action as the Committee determines to be reasonable under the circumstances to permit the Participant to realize the value of the Incentive Awards (which value for purposes of Incentive Awards that are not then earned and payable and that will not become earned and payable as of the Control Change Date shall be deemed to be zero).  The Committee in its discretion may take the actions described in this Section 10.08 contingent on consummation of the Change in Control and with respect to some or all outstanding Incentive Awards or on an Incentive Award-by-Incentive Award basis, which actions need not be uniform with respect to all outstanding Incentive Awards.  The Incentive Awards shall not be terminated to the extent that written provision is made for their assumption, continuance or substitution by the Company or a successor employer or its parent or subsidiary in connection with the Change in Control.  The Committee may provide in an applicable Agreement that a Participant’s outstanding Incentive Awards shall be deemed earned (and any shares of Common Stock to be paid in settlement of such Incentive Awards shall be nonforfeitable and transferable) as of a Control Change Date or immediately before the date the Incentive Awards would otherwise be terminated in connection with the Change in Control, as described above.

10.09      Stockholder Rights

No Participant shall, as a result of receiving an Incentive Award, have any rights as a stockholder of the Company or any Affiliate on account of such Incentive Award, unless and then only to the extent that the Incentive Award is earned and settled in shares of Common Stock.

ARTICLE XI
QUALIFIED PERFORMANCE-BASED COMPENSATION

11.01      Performance Conditions

In accordance with the Plan, the Committee may prescribe that Awards will become exercisable, nonforfeitable and transferable, and earned and payable, based on objectively determinable performance conditions.  Objectively determinable performance conditions are performance conditions (i) that are established in writing (a) at the time of grant or (b) no later than the earlier of (x) 90 days after the beginning of the period of service to which they relate and (y) before the lapse of 25% of the period of service to which they relate; (ii) that are uncertain of achievement at the time they are established and (iii) the achievement of which is determinable by a third party with knowledge of the relevant facts.  The performance conditions may be stated with respect to the Company’s, an Affiliate’s, a product’s or business unit’s (a) gross, operating or net earnings before or after taxes; (b) return on equity; (c) return on capital; (d) return on sales; (e) return on investments; (f) return on assets or net assets; (g) earnings per share; (h) cash flow per share; (i) book value per share; (j) sales; (k) customers or subscribers; (l) cash flow; (m) Fair Market Value of the Company or any Affiliate or shares of Common Stock; (n) share price or total shareholder return; (o) market share; (p) level of expenses or other costs; (q) “net contributions”; (r) “adjusted after-tax GAAP profit,” (s) gross, operating or net revenue; (t) EBIT; (u) service revenue; (v) profitability; (w) net income; (x) EBITDA; (y) Adjusted EBIDTA; (z) Free Cash Flow; (aa) Churn or Churn Rate; (bb) product launches; (cc) market launches; (dd) serviceable units or households; or (ee) peer group comparisons of any of the aforementioned performance conditions.  Products include (a) premium narrowband; (b) value narrowband; (c) retail broadband; (d) wholesale broadband; (e) web hosting; (f) advertising, content and commerce; (g) value-added services; (h) retail and wholesale municipal wireless broadband services; (i) SME services, including software-based and connectivity-based services; and (j) any future products of the Company or an Affiliate that the Committee determines is appropriate to base performance conditions.  The performance conditions may, but need not, be based upon an increase or positive result under the aforementioned business criteria and could include, for example and not by way of limitation, maintaining the status quo or limiting the economic losses (measured, in each case, by reference to the specific business criteria).  The performance conditions may not include solely the mere continued employment of the Participant.  However, the Award may become exercisable, nonforfeitable and transferable or earned and payable contingent on the Participant’s continued employment or service, and/or employment or service at the time the Award becomes exercisable, nonforfeitable and transferable or earned and payable, in addition to the performance conditions described above.

11.02      Establishing the Amount of the Award

The amount of the Award that will become exercisable, nonforfeitable and transferable or earned and payable if the performance conditions are obtained (or an objective formula for, or method of, computing such amount) also must be established at the time set forth in Section 11.01 above.  Notwithstanding the preceding sentence, the Committee may, in its sole discretion, reduce the amount of the Award that will become exercisable, nonforfeitable and transferable or earned and payable, as applicable, if the Committee determines that such reduction is appropriate under the facts and circumstances.  In no event shall the Committee have the discretion to increase the amount of the Award that will become exercisable, nonforfeitable and transferable or earned and payable.

11.03      Earning the Award

If the Committee, on the date of grant, prescribes that an Award shall become exercisable, nonforfeitable and transferable or earned and payable only upon the attainment of any of the above performance conditions, the Award shall become exercisable, nonforfeitable and transferable or earned and payable only to the extent that the Committee certifies in writing that such conditions have been achieved.  An Award will not satisfy the requirements of this Article XI to constitute “qualified performance-based compensation” if the facts and circumstances indicate the Award will become exercisable, nonforfeitable and transferable or earned and payable regardless of whether the performance conditions are attained.  However, an Award does not fail to meet the requirements of this Article XI merely because the Award would become exercisable, nonforfeitable and transferable or earned and payable upon the Participant’s death or disability or upon a Change in Control, although an Award that actually becomes exercisable, nonforfeitable and transferable or earned and payable on account of those events prior to the attainment of the performance conditions would not constitute “qualified performance-based compensation” under Code Section 162(m).  In determining if the performance conditions have been achieved, the Committee may adjust the performance targets in the event of any unbudgeted acquisition, divestiture or other unexpected fundamental change in the business of the Company, an Affiliate or business unit or in any product that is material taken as a whole as appropriate to fairly and equitably determine if the Award is to become exercisable, nonforfeitable and transferable or earned and payable pursuant to the conditions set forth in the Award.

11.04      Definitions of Performance Criteria

“Adjusted After-Tax GAAP Profit” means GAAP net income before stock option or other equity compensation expense and before any income tax credits caused by recognizing net operating loss carryforwards or income tax expense that is offset by applying net operating loss carryforwards, but after any other income tax expense or any asset write-downs or other one-time charges.

“Adjusted EBITDA” means EBITDA excluding facility exit and restructuring costs, equity method loss of affiliates, and gain (loss) on investments in other companies.

“Churn” means the number of customers or accounts discontinuing services during a period, net of reactivations during the same period.

“Churn Rate” means average Churn during a period divided by the average number of ending customers or accounts during the same period.

“EBIT” means earning before interest and taxes.

“EBITDA” means earnings before interest, taxes, depreciation and amortization.

“Free Cash Flow” means Adjusted EBITDA less capital expenditures and cash used to purchase customer bases.

“GAAP” means U.S. generally accepted accounting principles.

“Net contributions” means as determined in the Company’s internal management reporting which shall be prepared on a basis consistent with past practice and is determined after all operating costs and sales and marketing expenses, but before amortization, interest income or expense, and income tax expense.

“SME” means small and medium-sized enterprises.

ARTICLE XII
ADJUSTMENT UPON CHANGE IN COMMON STOCK

The maximum number of shares of Common Stock that may be issued pursuant to Awards and Deferred Stock Benefits, the terms of outstanding Awards and Deferred Stock Benefits, and the per individual limitations on the number of shares of Common Stock that may be issued pursuant to Awards shall be adjusted as the Board shall determine to be equitably required in the event (i) there occurs a reorganization, recapitalization, stock split, spin-off, split-off, stock dividend, issuance of stock rights, combination of shares, merger, consolidation, or distribution to stockholders other than a cash dividend; (ii) the Company engages in a transaction Code Section 424 describes or (iii) there occurs any other transaction or event which, in the judgment of the Board necessitates such action.  In addition, the Committee may make such other adjustments to the terms of any Awards and Deferred Stock Benefits to the extent equitable and necessary to prevent an enlargement or dilution of the Participant’s rights thereunder as a result of any such event or similar transaction.  Any determination made under this Article XII by the Board shall be final and conclusive.

The issuance by the Company of stock of any class, or securities convertible into stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of stock or obligations of the Company convertible into such stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares that may be issued pursuant to Awards and Deferred Stock Benefits, the per individual limitations on the number of shares that may be issued pursuant to Awards or the terms of outstanding Awards and Deferred Stock Benefits.

The Committee may grant Awards in substitution for stock options, stock appreciation rights, restricted stock, restricted stock units, incentive awards, or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction described in the first paragraph of this Article XII.  Notwithstanding any provision of the Plan (other than the limitation of Section 5.02), the terms of such substituted Awards shall be as the Committee, in its discretion, determines is appropriate.

ARTICLE XIII
COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

13.01      Compliance

No Option or SAR shall be exercisable, no Restricted Stock Award or Restricted Stock Unit shall be granted, no shares of Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company’s shares may be listed.  The Company shall have the right to rely on an opinion of its counsel as to such compliance.  Any stock certificate evidencing shares of Common Stock issued pursuant to an Award may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations and to reflect any other restrictions applicable to such shares as the Committee otherwise deems appropriate.  No Option or SAR shall be exercisable, no Restricted Stock Award or Restricted Stock Unit shall be granted, no shares of Common Stock shall be issued, no certificate for shares of Common Stock shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

13.02      Postponement of Exercise or Payment

The Committee may postpone any grant, exercise, vesting or payment of an Award for such time as the Committee in its sole discretion may deem necessary in order to permit the Company (i) to effect, amend or maintain any necessary registration of the Plan or the shares of Common Stock issuable pursuant to the Award under the securities laws; (ii) to take any action in order to (A) list such shares of Common Stock or other shares of stock of the Company on a stock exchange if shares of Common Stock or other shares of stock of the Company are not then listed on such exchange or (B) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Common Stock or other shares of stock of the Company, including any rules or regulations of any stock exchange on which the shares of Common Stock or other shares of stock of the Company are listed; (iii) to determine that such shares of Common Stock in the Plan are exempt from such registration or that no action of the kind referred to in (ii)(B) above needs to be taken; (iv) to comply with any other applicable law, including without limitation, securities laws; (v) to comply with any legal or contractual requirements during any such time the Company or any Affiliate is prohibited from doing any of such acts under applicable law, including without limitation, during the course of an investigation of the Company or any Affiliate, or under any contract, loan agreement or covenant or other agreement to which the Company or any Affiliate is a party or (vi) to otherwise comply with any prohibition on such acts or payments during any applicable blackout period; and the Company shall not be obligated by virtue of any terms and conditions of any Agreement or any provision of the Plan to recognize the grant, exercise, vesting or payment of an Award or to grant, sell or issue shares of Common Stock or make any such payments in violation of the securities laws or the laws of any government having jurisdiction thereof or any of the provisions hereof.  Any such postponement shall not extend the term of the Award and neither the Company nor its directors and officers nor the Committee shall have any obligation or liability to any Participant or to any other person with respect to shares of Common Stock or payments as to which the Award shall lapse because of such postponement.

Additionally, the Committee shall postpone any grant, exercise vesting or payment of an Award if the Company reasonably believes the Company’s or any applicable Affiliate’s deduction with respect to such Award would be limited or eliminated by application of Code Section 162(m); provided, however, such delay will last only until the earliest date at which the Company reasonably anticipates that the deduction with respect to the Award will not be limited or eliminated by the application of Code Section 162(m) or the calendar year in which the Participant separates from service.

13.03      Forfeiture of Payment

A Participant shall be required to forfeit any and all rights under Awards or to reimburse the Company for any payment under any Award (with interest as necessary to avoid imputed interest or original issue discount under the Code or as otherwise required by applicable law) to the extent applicable law requires such forfeiture or reimbursement.

ARTICLE XIV
LIMITATION ON BENEFITS

Despite any other provisions of this Plan to the contrary, if the receipt of any payments or benefits under this Plan would subject a Participant to tax under Code Section 4999, the Committee may determine whether some amount of payments or benefits would meet the definition of a “Reduced Amount.” If the Committee determines that there is a Reduced Amount, the total payments or benefits to the Participant hereunder must be reduced to such Reduced Amount, but not below zero.  If the Committee determines that the benefits and payments must be reduced to the Reduced Amount, the Company must promptly notify the Participant of that determination, with a copy of the detailed calculations by the Committee.  All determinations of the Committee under this Article XIV are final, conclusive and binding upon the Company and the Participant.  It is the intention of the Company and the Participant to reduce the payments under this Plan only if the aggregate Net After Tax Receipts to the Participant would thereby be increased.  As result of the uncertainty in the application of Code Section 4999 at the time of the initial determination by the Committee under this Article XIV, however, it is possible that amounts will have been paid under the Plan to or for the benefit of a Participant which should not have been so paid (“Overpayment”) or that additional amounts which will not have been paid under the Plan to or for the benefit of a Participant could have been so paid (“Underpayment”), in each case consistent with the calculation of the Reduced Amount.  If the Committee, based either upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant, which the Committee believes has a high probability of success, or controlling precedent or other substantial authority, determines that an Overpayment has been made, any such Overpayment must be treated for all purposes as a loan which the Participant must repay to the Company together with interest at the applicable federal rate under Code Section 7872(f)(2); provided, however, that no such loan may be deemed to have been made and no amount shall be payable by the Participant to the Company if and to the extent such deemed loan and payment would not either reduce the amount on which the Participant is subject to tax under Code Section 1, 3101 or 4999 or generate a refund of such taxes.  If the Committee, based upon controlling precedent or other substantial authority, determines that an Underpayment has occurred, the Committee must promptly notify the Company of the amount of the Underpayment, which then shall be paid to the Participant.  For purposes of this Section, (i) “Net After Tax Receipt” means the Present Value of a payment under this Plan net of all taxes imposed on Participant with respect thereto under Code Sections 1, 3101 and 4999, determined by applying the highest marginal rate under Code Section 1 which applies to the Participant’s taxable income for the applicable taxable year; (ii) “Present Value” means the value determined in accordance with Code Section 280G(d)(4) and (iii) “Reduced Amount” means the smallest aggregate amount of all payments and benefits under this Plan which (a) is less than the sum of all payments and benefits under this Plan and (b) results in aggregate Net After Tax Receipts which are equal to or greater than the Net After Tax Receipts which would result if the aggregate payments and benefits under this Plan were any other amount less than the sum of all payments and benefits to be made under this Plan.

ARTICLE XV
GENERAL PROVISIONS

15.01      Effect on Employment and Service

Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual or entity any right to continue in the employ or service of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment or service of any individual or entity at any time with or without assigning a reason therefor.

15.02      Unfunded Plan

This Plan, insofar as it provides for Awards, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by Awards under this Plan.  Any liability of the Company to any person with respect to any Award under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan.  No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

15.03      Rules of Construction

Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference.  The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

15.04      Tax Withholding and Reporting

Unless an Agreement provides otherwise, each Participant shall be responsible for satisfying in cash or cash equivalent acceptable to the Committee any income and employment (including without limitation Social Security and Medicare) tax withholding obligations attributable to participation in the Plan and the grant, exercise, vesting or payment of Awards granted thereunder (including the making of a Code Section 83(b) election with respect to an Award).  In accordance with procedures that the Committee establishes, the Committee, to the extent applicable law permits, may allow a Participant to pay such amounts (i) by surrendering shares of Common Stock that the Participant already owns (but only for the minimum required withholding); (ii) by a cashless exercise through a broker; (iii) by such other medium of payment as the Committee in its discretion shall authorize or (iv) by any combination of the aforementioned methods of payment.  The Company shall comply with all such reporting and other requirements relating to the administration of this Plan and the grant, exercise, vesting or payment of any Award hereunder as applicable law requires.  Nevertheless, shares of Common Stock that the Company reacquires in connection with any tax withholding will still be deemed issued and will not be available for issuance pursuant to future Awards or Deferred Stock Benefits under the plan.

15.05      Reservation of Shares.

The Company, during the term of this Plan, shall at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan.  Additionally, the Company, during the term of this Plan, shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorizations needed in order to issue and to sell such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan.  However, the inability of the Company to obtain from any such regulatory agency the requisite authorizations the Company’s counsel deems to be necessary for the lawful issuance and sale of any shares of Common Stock hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any shares of Common Stock hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or to sell such shares of Common Stock as to which such requisite authority shall not have been obtained.

15.06      Governing Law.

This Plan and all Awards granted hereunder shall be governed by the laws of the State of Delaware, except to the extent federal law applies.

15.07      Other Actions

Nothing in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including, by way of illustration and not by way of limitation, the right to grant options, stock appreciation rights, restricted stock awards, incentive awards or restricted stock units for proper corporate purposes otherwise than under the Plan to any employee or to any other person, firm, corporation, association or other entity, or to grant options, stock appreciation rights, restricted stock awards, incentive awards or restricted stock units to, or assume such awards of any person in connection with, the acquisition, purchase, lease, merger, consolidation, reorganization or otherwise, of all or any part of the business and assets of any person, firm, corporation, association or other entity.

15.08      Repurchase of Common Stock

The Company or its designee may have the option and right to purchase any Award or any shares of Common Stock issued pursuant to any Award in accordance with the terms and conditions set forth in the applicable Agreement.  However, shares of Common Stock repurchased pursuant to an Agreement will still be deemed issued pursuant to the Plan and will not be available for issuance pursuant to future Awards or Deferred Stock Benefits under the Plan.

15.09      Other Conditions

The Committee, in its discretion, may, as a condition to the grant, exercise, payment or settlement of an Award, require the Participant on or before the date of grant, exercise, payment or settlement of the Award to enter into (i) a covenant not to compete (including a confidentiality, non-solicitation, non-competition or other similar agreement) with the Company or any Affiliate, which may become effective on the date of termination of employment or service of the Participant with the Company or any Affiliate or any other date the Committee may specify and shall contain such terms and conditions as the Committee shall otherwise specify, (ii) an agreement to cancel any other employment agreement, service agreement, fringe benefit or compensation arrangement in effect between the Company or any Affiliate and such Participant and/or (iii) a shareholders’ agreement with respect to shares of Common Stock to be issued pursuant to the Award.  If the Participant shall fail to enter into any such agreement at the Committee’s request, then no Award shall be granted, exercised, paid or settled and the number of shares of Common Stock that would have been subject to such Award, if any, shall be added to the remaining shares of Common Stock available under the Plan.

15.10      Forfeiture Provisions.

Notwithstanding any other provisions of the Plan or any Agreement, all rights to any Award that a Participant has will be immediately discontinued and forfeited, and the Company shall not have any further obligation hereunder to the Participant with respect to any Award and the Award will not be exercisable (whether or not previously exercisable) or become vested or payable on and after the time the Participant is discharged from employment or service with the Company or any Affiliate for Cause.

15.11      Repricing of Awards.

Notwithstanding any other provisions of this Plan, this Plan does not permit (i) any repricing or decrease in the exercise price of any outstanding Awards, (ii) the issuance of any replacement Options or SARs, which shall be deemed to occur if a Participant agrees to forfeit an existing Option or SAR in exchange for a new Option or SAR with a lower exercise price or base value, or (iii) the Company to repurchase underwater or out-of-the-money Options or SARs, which shall be deemed to be those Options or SARs with exercise prices or base values in excess of the current Fair Market Value of the shares of Common Stock underlying the Option or SAR.

15.12      Deferred Benefits

In accordance with rules that the Committee prescribes, any Participant who is eligible for the Deferred Compensation Program may elect to defer the receipt of Common Stock issuable or cash or other consideration payable to the Participant pursuant to an Award if so designated by the Committee.  The Committee in its discretion will prescribe (i) the types of Awards that are subject to the Deferred Compensation Program, (ii) the Participants eligible to participate in the Deferred Compensation Program and (iii) all administrative rules thereto relating to Awards and the deferral of shares of Common Stock to be received thereunder.  No Awards may be subject to the Deferred Compensation Program unless and until the Administrator in its discretion prescribes that those types of Awards are subject thereto.  Awards that are granted before the Committee in its discretion prescribes that type of Award to be subject to the Deferred Compensation Program, or after the type of Award is no longer subject to the

Deferred Compensation Program, shall not be eligible for the Deferred Compensation Program.  Additionally, shares of Common Stock available under the Plan may be issued in payment of any other Deferred Stock Benefits under the Deferred Compensation Program.

ARTICLE XVI
CLAIMS PROCEDURES

If a Participant has exercised an Option or a SAR or if shares of Restricted Stock have become vested or Restricted Stock Units or Incentive Awards have become payable, and the Participant has not received the benefits to which the Participant believes he or she is entitled under such Award, then the Participant must submit a written claim for such benefits to the Committee within 90 days of either the date the Participant tried to exercise the Option or SAR, the date the Participant contends the Restricted Stock vested or the date the Participant contends the Restricted Stock Units or Incentive Awards became payable or the claim will be forever barred.

If a claim of a Participant is wholly or partially denied, the Participant or his duly authorized representative may appeal the denial of the claim to the Committee.  Such appeal must be made at any time within 30 days after the Participant receives written notice from the Company of the denial of the claim.  In connection therewith, the Participant or his duly authorized representative may request a review of the denied claim, may review pertinent documents, and may submit issues and comments in writing.  Upon receipt of an appeal, the Committee shall make a decision with respect to the appeal and, not later than 60 days after receipt of such request for review, shall furnish the Participant with the decision on review in writing, including the specific reasons for the decision written in a manner calculated to be understood by the Participant, as well as specific references to the pertinent provisions of the Plan upon which the decision is based.

The Committee has the discretionary and final authority under the Plan to determine the validity of a claim.  Accordingly, any decision the Committee makes on a Participant’s appeal will be administratively final.  If a Participant disagrees with the Committee’s final decision, the Participant may sue, but only after the claim on appeal has been denied.  Any lawsuit must be filed within 90 days of receipt of the Committee’s final written denial of the Participant’s claim or the claim will be forever barred.

ARTICLE XVII
AMENDMENT

The Board may amend or terminate this Plan at any time; provided, however, that no amendment to the Plan may adversely impair the rights of a Participant with respect to outstanding Awards without the Participant’s consent.  No amendment shall, without the consent of a Participant in the Deferred Compensation Program, adversely affect any rights of such Participant under the Deferred Compensation Program as in effect at that time.  Notwithstanding the foregoing, the Plan may not be terminated so long as the Deferred Compensation Program remains in effect unless all Deferred Stock Benefits payable with shares of Common Stock under this Plan have been paid or distributed in full or the Deferred Compensation Program is terminated in accordance with its terms on or before such time.  In addition, an amendment will be contingent on approval of the Company’s stockholders, to the extent required by law or by the rules of any stock exchange on which the Company’s securities are traded or if the amendment would (i) increase the benefits accruing to Participants under the Plan, including without limitation, any amendment to the Plan or any Agreement to permit a repricing or decrease in the exercise price of any outstanding Awards, (ii) increase the aggregate number of shares of Common Stock that may be issued under the Plan, (iii) modify the requirements as to eligibility for participation in the Plan or, (iv) change the performance conditions set forth in Article XI.  Additionally, to the extent the Board deems necessary to continue to comply with the performance-based exception to the deduction limits of Code Section 162(m), the Board will submit the material terms of the performance conditions set forth in Article XI to the Company’s stockholders for approval no later than the first stockholder meeting that occurs in the fifth year following the year in which the stockholders previously approved the performance objectives.

The Committee may amend any outstanding Awards to the extent it deems appropriate; provided, however, that no amendment to an outstanding Award may adversely impair the rights of a Participant without the Participant’s consent.  Notwithstanding the preceding sentence, however, the Committee may amend any outstanding Award without Participant consent if, as determined by the Committee in its sole discretion, such amendment is required to either (i) comply with Code Section 409A or (ii) prevent the Participant from being subject to any excise tax or penalty under Code Section 409A.  Notwithstanding the foregoing, none of the Company and its Affiliates or the Committee shall be liable to the Participant if an Award is subject to Code Section 409A or 280G or the Participant otherwise is subject to any excise tax or penalty under Code Section 409A or 4999.

ARTICLE XVIII
DURATION OF PLAN

No Award may be granted under this Plan on and after January 24, 2016 (10 years following the effective date of the Plan).  Awards granted before that date shall remain valid in accordance with their terms.

ARTICLE XIX
EFFECTIVE DATE OF PLAN

The Plan is effective on January 24, 2006, the date of adoption by the Board, contingent, however, on approval of the Plan by the Company’s stockholders within 12 months of such date.  Awards may be granted under this Plan as of the effective date, provided that no Award shall be effective, exercisable, vested, earned or payable unless the Company’s stockholders approve the Plan within 12 months of the Board’s adoption of the Plan.  Shares of Common Stock shall not be available to pay Deferred Stock Benefits unless and until the Company’s stockholders approve the Plan within such 12-month period.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

EARTHLINK, INC.

The undersigned stockholder(s) of EarthLink, Inc., a Delaware corporation (“EarthLink”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement for EarthLink’s 2006 Annual Meeting of Stockholders, and hereby appoints Charles G. Betty and Kevin M. Dotts, or either of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2006 Annual Meeting of Stockholders of EarthLink to be held at 3:00 p.m. (local time) on Tuesday, May 2, 2006, at 1375 Peachtree Street, NW, Atlanta, Georgia 30309 or at any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side of this proxy card.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” THE PROPOSALS BELOW AND OTHERWISE IN THE DISCRETION OF THE PROXIES AT THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

Please date, sign and mail your proxy card back as soon as possible!

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

— Detach and return this portion only —

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR MATTERS (1), (2) AND (3) LISTED BELOW, TO COME BEFORE THE ANNUAL MEETING.

1.                                       ELECTION OF CLASS I DIRECTORS FOR A THREE-YEAR TERM

Marce Fuller, Robert M. Kavner and Thomas E. Wheeler

☐	FOR ALL NOMINEES
☐	WITHHOLD AS TO ALL NOMINEES
☐	FOR ALL NOMINEE(S) (Except as written below):

2.                                       Approval of the EarthLink 2006 Equity and Cash Incentive Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.                                       Ratification of the appointment of Ernst & Young LLP by the Audit Committee of the Board of Directors to serve as EarthLink’s independent registered public accounting firm for the fiscal year ending December 31, 2006.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.                                       To transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof and as to which the undersigned hereby confers discretionary authority.

The proxies are authorized to vote, in their discretion, upon such other matter or matters that may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

PLEASE INDICATE IF YOU PLAN TO ATTEND THIS MEETING  ☐

PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY.

Signature	Signature if held jointly	Dated , 2006

NOTE: Please sign exactly as your name appears hereon and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee or guardian or as an officer, signing for a corporation or other entity, please give full title under signature.